FINANCIAL ASSET SECURITIES CORP.
First Franklin Mortgage Loan Trust 2006-FF16
Asset-Backed Certificates, Series 2006-FF16

UNDERWRITING AGREEMENT

November 16, 2006

Greenwich Capital Markets, Inc. 600 Steamboat Road Greenwich, Connecticut 06830

Ladies and Gentlemen:

Financial Asset Securities Corp., a Delaware corporation (the “Company”), proposes to sell, and Greenwich Capital Markets, Inc. (“GCM” or the “Underwriter”) proposes to purchase, the aggregate principal amount (or notional amount, as applicable) of the First Franklin Mortgage Loan Trust 2006-FF16 Asset-Backed Certificates, Class I-A1, Class II-A1, Class II-A2, Class II-A3, Class II-A4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the “Offered Certificates”) set forth opposite its name on Schedule I hereto. Only the Offered Certificates are being purchased by the Underwriter hereunder. The Offered Certificates, together with the Class C, Class P, Class R and Class R-X Certificates (collectively, the “Certificates)”, will be issued by the Company pursuant to a Pooling and Servicing Agreement (the “Pooling Agreement”), dated as of November 1, 2006, among the Company, as depositor (the “Depositor”), National City Home Loan Services, Inc., as servicer (the “Servicer”), and Deutsche Bank National Trust Company, as trustee (the Trustee”). Each Certificate will evidence the holder’s beneficial ownership in a trust fund (the “Trust Fund”), created pursuant to the Pooling Agreement, and consisting primarily of fixed rate and adjustable rate, residential mortgage loans (the “Mortgage Loans”) secured by first and second liens on Residential Dwellings. The Offered Certificates are described more fully in Schedule I hereto and in the Prospectus Supplement furnished to the Underwriter by the Company and referred to below.

Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Pooling Agreement.

1.         Representations and Warranties. The Company represents and warrants to, and agrees with, the Underwriter that, as of the date hereof and as of the Closing Date:

(a)  The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the file number of which is set forth in Schedule I hereto) for the registration of securities, issuable in series under the Securities Act of 1933, as amended (the “1933 Act”), which registration statement was declared effective on the date set forth in Schedule I hereto and copies of which have heretofore been delivered to the Underwriter. The Company meets the requirements for use of Form S-3 under the 1933 Act, and such registration statement, as amended at the date hereof, meets the requirements set forth in Rule 415(a)(1)(x) under the 1933 Act and complies in all other material respects with the 1933 Act and the rules and regulations thereunder. The Company proposes to file with the Commission, with the Underwriter’s consent, pursuant to Rule 424 under the 1933 Act, a supplement to the form of prospectus included in such registration statement relating to the Offered Certificates and the plan of distribution thereof, and has previously advised the Underwriter of all further information (financial and other) with respect to the Offered Certificates and the Mortgage Loans to be set forth therein. Such registration statement, as of its effective date, and each amendment thereto to the date of this Agreement, as of its effective date, including all exhibits thereto, is hereinafter called the “Registration Statement.” The Company proposes to prepare and file with the Commission pursuant to Rule 424 under the 1933 Act a final prospectus dated August 10, 2006 (the “Base Prospectus”) and a final prospectus supplement dated November 16, 2006 relating to the Offered Certificates (the “Prospectus Supplement”). The Company also proposes to prepare and file with the Commission pursuant to Rule 433 of the 1933 Act a free writing prospectus, dated November 2, 2006, relating to the Offered Certificates (the “Pricing Free Writing Prospectus”). The Base Prospectus and the Prospectus Supplement relating to the Offered Certificates in the form to be filed with the Commission pursuant to Rule 424 are hereinafter together called the “Final Prospectus.” Each of the Pricing Free Writing Prospectus and the Final Prospectus is referred to herein as a “Prospectus.”

(b)  As of the date hereof, as of the date on which the Pricing Free Writing Prospectus is first filed pursuant to Rule 433 under the 1933 Act, as of the date on which the Final Prospectus is first filed pursuant to Rule 424 under the 1933 Act, as of the date on which, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective, as of the date on which any supplement to the Final Prospectus is filed with the Commission, and at the Closing Date, (i) the Registration Statement, as amended as of any such time, the Free Writing Prospectus, as amended or supplemented as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, comply and will comply as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder, (ii) the Registration Statement, as of the applicable effective date as to each part of the Registration Statement, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Free Writing Prospectus, as of its date, did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to (a) information omitted from the Free Writing Prospectus but included in the Final Prospectus or (b) information contained in or omitted from the Registration Statement or the Final Prospectus in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter through the Representative expressly for use therein, as specified on Exhibit C hereto (the “Underwriter’s Information”) and (iv) the Final Prospectus, as of its date, and as amended or supplemented as of the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to statements contained in or omitted from the Registration Statement or the Final Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with the Underwriter’s Information. It is understood and acknowledged that the only information furnished to the Company in writing by the Underwriter is the Underwriter’s Information (as defined in Section 7(b) herein).

(c)  The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement, the Pooling Agreement and the Mortgage Loan Purchase Agreement, dated November 6, 2006 among Greenwich Capital Financial Products, Inc. and the Depositor (the “Mortgage Loan Purchase Agreement”) .

(d)  As of the date hereof, as of the date on which the Pricing Free Writing Prospectus is first filed pursuant to Rule 433 under the 1933 Act, as of the date on which the Final Prospectus is first filed pursuant to Rule 424 under the 1933 Act, as of the date on which, prior to the Closing Date, any amendment to the Registration Statement becomes effective, as of the date on which any supplement to the Final Prospectus is filed with the Commission, and as of the Closing Date, there has not been and will not have been (i) any request by the Commission for any further amendment to the Registration Statement or the Final Prospectus or for any additional information, (ii) any issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threat of any proceeding for that purpose or (iii) any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or any initiation or threat of any proceeding for such purpose.

(e)  As of the date hereof, the Company is not an “ineligible issuer” as defined in Rule 405 under the 1933 Act.

(f)  This Agreement has been duly authorized, executed and delivered by the Company.

(g)  Each of the Pooling Agreement and the Mortgage Loan Purchase Agreement (collectively, the “Other Agreements”), when executed and delivered as contemplated thereby, will have been duly authorized, executed and delivered by the Company; and each of the Other Agreements and this Agreement, when so executed and delivered, will constitute a legal, valid, binding and enforceable agreement of the Company, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, (ii) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (iii) with respect to any rights of indemnity under the Mortgage Loan Purchase Agreement, limitations of public policy under applicable securities laws.

(h)  As of the Closing Date, the Offered Certificates will be duly and validly authorized and, when duly and validly executed, authenticated and delivered in accordance with the Pooling Agreement and delivered to the Underwriter for the account of the Underwriter against payment therefor as provided herein, will be duly and validly issued and outstanding and entitled to the benefits of the Pooling Agreement. The Offered Certificates, will not be “mortgage related securities,” as such term is defined in the singular in the Securities Exchange Act of 1934, as amended (the “1934 Act”) and as such term is defined in the singular in the Secondary Mortgage Market Enhancement Act of 1984 (“SMMEA”).

(i)  As of the Cut-off Date, each of the Mortgage Loans will meet the criteria for selection to be described in the Pricing Free Writing Prospectus and the Final Prospectus and will conform to the descriptions thereof contained in the Pricing Free Writing Prospectus and the Final Prospectus.

(j)  The Company is not in violation of its certificate of incorporation or by-laws or in default under any agreement, indenture or instrument the effect of which violation or default would be material to the Company. None of (i) the issuance and sale of the Offered Certificates, (ii) the execution and delivery by the Company of this Agreement and the Other Agreements, (iii) the consummation by the Company of any of the transactions herein or therein contemplated, and (iv) the compliance by the Company with the provisions hereof or thereof, does or will conflict with or result in a breach of any term or provision of the certificate of incorporation or by-laws of the Company or conflict with, result in a breach, violation or acceleration of, or constitute a default under, the terms of any indenture or other agreement or instrument to which the Company is a party or by which it is bound, or any statute, order or regulation applicable to the Company of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Company. The Company is not a party to, bound by or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it that materially and adversely affects, or may in the future materially and adversely affect, (i) the ability of the Company to perform its obligations under this Agreement and the Other Agreements or (ii) the business, operations, financial conditions, properties or assets of the Company.

(k)  There are no actions or proceedings against, or investigations of, the Company pending or, to the knowledge of the Company, threatened, before any court, arbitrator, administrative agency or other tribunal (i) asserting the invalidity of this Agreement, the Other Agreements or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement and the Other Agreements, (iii) that are reasonably likely to be adversely determined and that might materially and adversely affect the performance by the Company of its obligations under, or the validity or enforceability of, this Agreement, the Other Agreements or the Certificates or (iv) seeking to affect adversely the federal income tax attributes of the Certificates as described in the Final Prospectus.

(l)  Any taxes, fees and other governmental charges in connection with the execution and delivery of this Agreement and the Other Agreements or the execution, delivery and sale of the Certificates have been or will be paid on or prior to the Closing Date.

(m)   Immediately prior to the assignment of the Mortgage Loans to the Trustee as contemplated by the Pooling Agreement, the Company (i) had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, mortgage, lien, security interest or other encumbrance (collectively, “Liens”), (ii) had not assigned to any Person any of its right, title or interest in and to such Mortgage Loans or in the Pooling Agreement and (iii) will have the power and authority to sell such Mortgage Loans to the Trustee, and upon the execution and delivery of the Pooling Agreement by the Trustee, the Trustee will have acquired all of the Company’s right, title and interest in and to the Mortgage Loans.

(n)  Neither the Company nor the Trust Fund is, and neither the issuance and sale of the Certificates nor the activities of the Trust Fund pursuant to the Pooling Agreement will cause the Company or the Trust Fund to be, an “investment company” or under the control of an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(o)  At the Closing Date, the Offered Certificates will conform in all material respects to the descriptions thereof contained in the Pricing Free Writing Prospectus and the Final Prospectus.

2.         Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, the Company agrees to sell the Offered Certificates to the Underwriter, and the Underwriter agrees (except as set forth in Section 8 hereof) to purchase, from the Company, the aggregate principal amount (or notional amount, as applicable) of the Offered Certificates set forth opposite its name in Schedule I hereto at the respective purchase prices set forth therein (plus accrued interest, if applicable).

3.        Delivery and Payment. Delivery of and payment for the Offered Certificates shall be made at the offices of Thacher Proffitt & Wood llp, Two World Financial Center, New York, New York 10281 at 10:00 a.m., Eastern Standard Time, on the date specified in Schedule I hereto (or such later date not later than seven business days after such specified date as the Underwriter shall designate), which date and time may be changed by agreement between the Underwriter and the Company or as provided herein (such date and time of delivery and payment for the Offered Certificates being herein called the “Closing Date”). Delivery of the Offered Certificates shall be made to the Underwriter, against payment by the Underwriter of the purchase price therefor in immediately available funds wired to such bank as may be designated by the Company, or such other manner of payment as may be agreed upon by the Company and the Underwriter. The Offered Certificates to be so delivered shall be in book entry form, in each case, unless otherwise agreed, in such denominations and registered in such names as the Underwriter may have requested in writing not less than two full business days in advance of the Closing Date.

The Company agrees to have the Offered Certificates available for inspection, checking and packaging by the Underwriter in the Borough of Manhattan in The City of New York, not later than 10:00 a.m. on the business day prior to the Closing Date.

4.        Offering of the Offered Certificates. It is understood that, subject to the terms and conditions hereof, the Underwriter proposes to offer the Offered Certificates for sale to the public as set forth in the Final Prospectus.

5.        Covenants of the Company. The Company covenants and agrees with the Underwriter that:

(a)  The Company will prepare the Pricing Free Writing Prospectus and the Final Prospectus setting forth the amount of Offered Certificates covered thereby and the terms thereof not otherwise specified in the Base Prospectus, the expected proceeds to the Company from the sale of such Offered Certificates, and such other information as the Underwriter and the Company may deem appropriate in connection with the offering of such Offered Certificates. The Company promptly will advise the Underwriter or the Underwriter’s counsel (i) when the Pricing Free Writing Prospectus or the Final Prospectus shall have been filed or transmitted to the Commission for filing pursuant to Rule 433 or Rule 424, as applicable, (ii) when any amendment to the Registration Statement shall have become effective or any further supplement to the Prospectus shall have been filed with the Commission, (iii) of any proposal or request to amend or supplement the Registration Statement, the Base Prospectus, the Pricing Free Writing Prospectus or the Final Prospectus or any request by the Commission for any additional information, (iv) when notice is received from the Commission that any post-effective amendment to the Registration Statement has become or will become effective, (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or post-effective amendment thereto or the institution or threatening of any proceeding for that purpose, (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Certificates for sale in any jurisdiction or the institution or threatening of any proceeding for that purpose and (vii) of the occurrence of any event that would cause the Registration Statement, as then in effect, to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that would cause the Pricing Free Writing Prospectus or the Final Prospectus, as then in effect, to contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

The Company will use its best efforts to prevent the issuance of any such stop order or suspension and, if issued, to obtain as soon as possible the withdrawal thereof. The Company will cause the Pricing Free Writing Prospectus and the Final Prospectus to be transmitted to the Commission for filing pursuant to Rule 433 and Rule 424 under the 1933 Act, as applicable or will cause the Pricing Free Writing Prospectus and the Final Prospectus to be filed with the Commission pursuant to said Rule 433 and Rule 424, as applicable.

(b)  If, at any time when a prospectus relating to the Offered Certificates is required to be delivered under the 1933 Act, any event occurs as a result of which the Final Prospectus, as then amended or supplemented, would contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it shall be necessary in the judgment of the Company or the Underwriter to amend or supplement the Final Prospectus or the Registration Statement to comply with the 1933 Act or the rules and regulations thereunder, the Company promptly will prepare and file with the Commission, at the expense of the Company, subject to paragraph (a) of this Section 5, an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and, if such amendment or supplement is required to be contained in a post-effective amendment to the Registration Statement, the Company will use its best efforts to cause such amendment to the Registration Statement to be made effective as soon as possible. Neither the Underwriter’s consent to nor their distribution of any amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6.

(c)  The Company will furnish to the Underwriter and the Underwriter’s counsel, without charge, signed copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date, and so long as delivery of a prospectus by the Underwriter may be required by the 1933 Act, as many copies of the Final Prospectus and any amendments and supplements thereto as the Underwriter may reasonably request.

(d)  [Reserved].

(e)  The Company will furnish such information, execute such instruments and take such action, if any, as may be required to qualify the Offered Certificates for sale under the laws of such jurisdictions as the Underwriter may designate and will maintain such qualifications in effect so long as required for the distribution of the Offered Certificates; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now qualified or to take any action that would subject it to general or unlimited service of process in any jurisdiction where it is not now subject to such service of process.

(f)  The Company will pay or cause to be paid all costs and expenses in connection with the transactions herein contemplated, including, but not limited to, the fees and disbursements of its counsel; the costs and expenses of printing (or otherwise reproducing) and delivering the Pooling Agreement and the Certificates; the fees, costs and expenses of the Trustee (to the extent permitted under the Pooling Agreement, and except to the extent that another party is obligated to pay such amounts thereunder); the fees and disbursements of accountants for the Company; the costs and expenses in connection with the qualification or exemption of the Offered Certificates under state securities or “blue sky” laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any blue sky survey and in connection with any determination of the eligibility of the Offered Certificates for investment by institutional investors and the preparation of any legal investment survey; the expenses of printing any such blue sky survey and legal investment survey; the cost and expenses in connection with the preparation, printing and filing of the Registration Statement (including exhibits thereto), the Base Prospectus, the Pricing Free Writing Prospectus and the Final Prospectus, the preparation and production of this Agreement and the delivery to the Underwriter of such copies of the Pricing Free Writing Prospectus and the Final Prospectus as the Underwriter may reasonably request; and the fees of the Rating Agencies (as defined in Section 6 hereof).

(g)  The Company will enter into the Other Agreements on or prior to the Closing Date.

(h)  The Company will file with the Commission within fifteen days after the issuance of the Offered Certificates a current report on Form 8-K setting forth specific information concerning the Offered Certificates and the Mortgage Loans to the extent that such information is not set forth in the Prospectus. The Company will also file with the Commission any Free Writing Prospectus (as defined herein) delivered to investors in accordance with Sections 6 and 7 (below) as the Company is required under the rules and regulations therunder to file, and to do so within the applicable period of time prescribed by the rules and regulations.

(i)  The Company acknowledges and agrees that the Underwriter is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. In addition, the Underwriter is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters, and the Underwriter shall have no responsibility or liability to the Company with respect thereto. The Company has been advised that the Underwriter and its affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Underwriter has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship. Any review by the Underwriter of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriter and shall not be on behalf of the Company.

(j)  The Company will, to the extent that the Underwriter has complied with the terms of Section 5 (below), file with the Commission any Free Writing Prospectus (as defined herein) delivered to investors in accordance with Sections 6 and 7 (below), as the Company is required under the rules and regulations to file, and do so within the applicable period of time prescribed by the rules and regulations.

6.        Covenants of the Underwriter. The Underwriter covenants and agrees with the Company that:

(a)  It has not provided and will not provide to any potential investor any information that would constitute “issuer information” within the meaning of Rule 433(h) under the Securities Act other than information contained in the Preliminary Term Sheet (as defined herein).

(b)  In disseminating information to prospective investors, it has complied and will continue to comply fully with the rules and regulations, including, but not limited to Rules 164 and 433 under the Securities Act and the requirements thereunder for filing and retention of free writing prospectuses.

(c)  It has not disseminated and will not disseminate any information relating to the Offered Certificates in reliance on Rule 167 or 426 under the Securities Act.

(d)  It has not disseminated and will not disseminate any information relating to the Offered Certificates in a manner reasonably designed to lead to its broad unrestricted dissemination within the meaning of Rule 433(d) under the Securities Act.

(e)  Each Free Writing Prospectus disseminated by such Underwriter bore or will bear the applicable legends required under this Agreement, and no Free Writing Prospectus disseminated by such Underwriter bore or will bear any legend prohibited under this Agreement.

(f)  Prior to entering into any Contract of Sale, the Underwriter shall convey the Pricing Free Writing Prospectus to each prospective investor. The Underwriter shall maintain sufficient records to document its conveyance of the Pricing Free Writing Prospectus to each potential investor prior to the formation of the related Contract of Sale and shall maintain such records as required by the rules and regulations.

(g)  On or before the Closing Date, the Underwriter shall execute and deliver to Thacher Proffitt & Wood llp a copy of the original issue discount pricing letter provided to the Representative by Thacher Proffitt & Wood llp.

(h)  In relation to each member state of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), the Underwriter represents and agrees that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”), they have not made and will not make an offer of Underwritten Certificates to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Underwritten Certificates which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of Underwritten Certificates to the public in that Relevant Member State at any time:

(i)  to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(ii)  to any legal entity which has two or more of (x) an average of at least 250 employees during the last financial year; (y) a total balance sheet of more than €43,000,000 and (z) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(iii)  in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this Section, the expression an “offer of Underwritten Certificates to the public” in relation to any certificates in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Underwritten Certificates to be offered so as to enable an investor to decide to purchase or subscribe for the offered certificates, as the same may be varied in that member state by any measure implementing the Prospectus Directive in that member state and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

(i)  Each confirmation of sale with respect to Offered Certificates delivered by an Underwriter shall, if such confirmation of sale is not preceded or accompanied by delivery of the Final Prospectus, include a legend to the following effect in compliance with Rule 173:

Rule 173 notice: This security was sold pursuant to an effective registration statement that is on file with the SEC. You may request a copy of the final prospectus at www.sec.gov, or by calling (866) 884-2071.

7.       Offering Procedures. (a) The following terms have the specified meanings for purposes of this Agreement:

(i)  “Contract of Sale” has the same meaning as the term “contract of sale” as used in Rule 159 under the Securities Act.

(ii)  “Derived Information” means any information regarding the Offered Certificates, other than the Issuer Information, disseminated by any Underwriter to a potential investor.

(iii)  “Free Writing Prospectus” means the Preliminary Term Sheet, the Pricing Free Writing Prospectus and any other information relating to the Offered Certificates disseminated by the Depositor or any Underwriter that constitutes a “free writing prospectus” within the meaning of Rule 405 under the Securities Act.

(iv)  “Issuer Information” means the information contained in the Preliminary Term Sheet.

(v)  “Preliminary Term Sheet” means the preliminary term sheet dated November 1, 2006 attached hereto as Exhibit A.

(b)  Neither the Company nor the Underwriter will disseminate to any potential investor any information relating to the Offered Certificates that constitutes a “written communication” within the meaning of Rule 405 under the Securities Act, other than the Preliminary Term Sheet, a Prospectus and, in the case of the Underwriter, Derived Information, unless (i) if the Underwriter seeks to disseminate such information, such Underwriter or the Representative has obtained the prior consent of the Company, or (ii) if the Company seeks to disseminate such information, the Company has obtained the prior consent of the Representative.

The Underwriter may convey Derived Information (x) to a potential investor prior to entering into a Contract of Sale with such investor; provided, however, that such Derived Information shall not be “broadly disseminated” and (y) to an investor after a Contract of Sale provided that the Underwriter has complied with Section 6(f) in connection with such Contract of Sale. The Underwriter shall maintain records of any conveyance of Derived Information to potential or actual investors and shall maintain such records as required by the Regulations.

Neither the Company nor the Underwriter shall disseminate or file with the Commission any information relating to the Offered Certificates in reliance on Rule 167 or 426 under the Securities Act, nor shall the Company or the Underwriter disseminate any Free Writing Prospectus in a manner reasonably designed to lead to its broad unrestricted dissemination within the meaning of Rule 433(d) under the Securities Act.

(c)  Each Free Writing Prospectus shall bear the applicable legends specified in Exhibit B.

8.        Conditions to the Purchase of the Offered Certificates. The obligations of the Underwriter hereunder to purchase the Offered Certificates shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates delivered pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

(a)  The Registration Statement shall have become effective and no stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and not withdrawn and no proceedings for that purpose shall have been instituted or threatened; the Pricing Free Writing Prospectus shall have been filed or transmitted for filing with the Commission in accordance with Rule 433 under the 1933 Act and the Final Prospectus shall have been filed or transmitted for filing with the Commission in accordance with Rule 424 under the 1933 Act.

(b)  The Company shall have delivered to the Underwriter a certificate of the Company, signed by the President or a vice president of the Company and dated the Closing Date, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Final Prospectus and this Agreement and that: (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on the Closing Date, (ii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened, and (iv) nothing has come to the attention of the signer hereof on behalf of the Company that would lead said signer to believe that the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)  The Representative shall have received, in form and substance reasonably satisfactory to the Representative and counsel for the Underwriter, a negative assurance letter of Underwriter’s Counsel, with respect to each Prospectus.

(d)  The Representative shall have received, in form and substance reasonably satisfactory to the Representative and counsel for the Underwriter, a negative assurance letter of Thacher Proffitt & Wood llp, counsel to the Company, with respect to each Prospectus.

(e)  The Underwriter shall have received from Thacher Proffitt & Wood llp and counsel for the Company, one or more favorable opinions, dated the Closing Date, in form and substance satisfactory to the Underwriter.

(f)  The Underwriter shall have received from the in-house counsel to the Company or an affiliate of the Company, a favorable opinion, dated the Closing Date in form and substance satisfactory to the Underwriter.

(g)   [Reserved];

(h)  The Underwriter shall have received from in-house counsel to the Seller, one or more favorable opinions, dated the Closing Date, in form and substance satisfactory to the Underwriter.

(i)  The Representative shall have received, in form and substance reasonably satisfactory to the Representative and counsel for the Underwriter, letters prepared by Deloitte & Touche LLP, certified public accountants, (a) regarding certain numerical information contained or incorporated by reference in the Pricing Free Writing Prospectus and the Final Prospectus and (b) relating to certain agreed upon procedures as requested by the Underwriter relating to the Mortgage Loans.

(j)  The Underwriter shall have received from each of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“S&P”), Dominion Bond Rating Service (“DBRS”) and Moody’s Investors Service, Inc. (“Moody’s” collectively with S&P and DBRS, the “Rating Agencies”) a rating letter assigning to the Offered Certificates the ratings indicated on Schedule I hereto, none of which ratings shall have been withdrawn.

(k)  The Underwriter shall have received from counsel for the Trustee a favorable opinion, dated the Closing Date, in form and substance satisfactory to the Underwriter and the Underwriter’s counsel, to the effect that the Pooling Agreement has been duly authorized, executed and delivered by the Trustee and constitutes the legal, valid, binding and enforceable agreement of the Trustee, subject, as to enforceability, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights in general and by general principles of equity regardless of whether enforcement is considered in a proceeding in equity or at law, and as to such other matters as may be agreed upon by the Underwriter and the Trustee.

(l)  [Reserved]

(m)   The Underwriter shall have received such further information, certificates, documents and opinions as it may reasonably have requested not less than three business days prior to the Closing Date.

(n)  All proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be satisfactory in form and substance to the Underwriter and the Underwriter’s counsel, and the Underwriter and such counsel shall have received such information, certificates and documents as it or they may have reasonably requested.

(o)  If any of the conditions specified in this Section 8 shall not have been fulfilled in all material respects when and as provided in this Agreement, if the Company is in breach of any covenants or agreements contained herein or if any of the opinions and certificates referred to above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriter and the Underwriter’s counsel, this Agreement and all the obligations of the Underwriter hereunder may be canceled by the Underwriter at, or at any time prior to, the Closing Date. Notice of such cancellation shall be given to the Company in writing, or by telephone or facsimile transmission confirmed in writing.

9.        Indemnification and Contribution. The Company agrees with the Underwriter that:

(a)  The Company indemnifies and holds harmless the Underwriter, the Underwriter’s officers, directors and partners, and each Person who controls the Underwriter within the meaning of either the 1933 Act or the 1934 Act against any and all losses, claims, damages or liabilities, joint or several, to which the Underwriter may become subject under the 1933 Act, the 1934 Act, or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, or the omission or alleged omission to state in the Registration Statement or any amendment thereof a material fact required to be stated therein or necessary to make the statements therein not misleading, or (y) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus, the Pricing Free Writing Prospectus or the Final Prospectus, or the omission or alleged omission to state in the Base Prospectus, the Pricing Free Writing Prospectus, the Final Prospectus or in any amendment or supplement to any of them, or the Issuer Information, a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, and agrees to reimburse for any legal or other expenses reasonably incurred by the Underwriter, the Underwriter’s respective officers and directors and each such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, expense, damage or liability arises out of or is based upon an untrue statement or omission, or alleged untrue statement or omission, made in any of such documents (x) under the heading “Yield, Prepayment and Maturity Considerations—Weighted Average Lives,” the tables regarding assumed mortgage loan characteristics and the tables entitled “Percent of Original Certificate Principal Balance Outstanding” (collectively, the “Excluded Information”); (y) in reliance upon and in conformity with any Underwriter’s Information or (z) in any Derived Information in any Free Writing Prospectus, except in the case of clause (x) or (z) to the extent that any untrue statement or omission or alleged untrue statement or alleged omission therein results (or is alleged to have resulted) from an error or material omission in the information in the Pricing Free Writing Prospectus or the Final Prospectus for which the Company is responsible or concerning the characteristics of the Mortgage Loans furnished by the Seller or the Company, as applicable, to the Underwriter for use in the preparation of any Excluded Information in any Free Writing Prospectus (any such information, the “Pool Information”), which error was not superseded or corrected by the delivery to the Underwriter of corrected written or electronic information, or for which the Company did not provide timely written notice of such error to the Underwriter (any such uncorrected Pool information, a “Pool Error”); and, provided further that the Company shall not be liable in any such case to the extent that any such loss, claim, expense, damage or liability arises out of or is based upon an omission to include in the Pricing Free Writing Prospectus information included in the Final Prospectus.

(b)  The Underwriter agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each Person, if any, who controls the Company within the meaning of either the 1933 Act or the 1934 Act, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only if any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriter’s Information of the Underwriter except to the extent that such misstatement or omission arises from a misstatement or omission in the Company Provided Information. This indemnity will be in addition to any liability that the Underwriter may otherwise have. The Company and the Underwriter each acknowledge that (i) the term Underwriter’s Information shall mean the last paragraph on the cover page of the Prospectus Supplement and the first paragraph (including the table following such paragraph) and the first sentence of the second paragraph under the heading “Method of Distribution” in the Prospectus Supplement and (ii) Underwriter’s Information constitutes the only information furnished in writing by the Underwriter for inclusion in the documents referred to in the foregoing indemnity, and the Underwriter confirms that its Underwriter’s Information is correct.

(c)  Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 9. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party or parties shall have reasonably concluded that there may be legal defenses available to it or them and/or other indemnified parties that are different from or additional to those available to the indemnifying party or there is a conflict or potential conflict between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), the indemnified party or parties shall have the right to elect separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel in addition to local counsel, approved by the Underwriter in the case of paragraph (a) of this Section 9), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall only be in respect of the counsel referred to in such clause (i) or (iii). Each indemnified party, as a condition of the indemnity agreements contained in Section 9(a) and (b), shall use its reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed) but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability (to the extent set forth in section 9(a) or (b) as applicable) by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of an indemnified party.

(d)  If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under this Section 9, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the aggregate losses, claims, damages and liabilities referred to in paragraph (a) or (b) above, in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Offered Certificates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Underwriter shall be equal to its aggregate discount and underwriting commissions with respect to the Offered Certificates purchased by it as set forth on Schedule I hereto, and the relative benefits of the Company shall be equal to the balance of the proceeds of the sale of the Offered Certificates. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. The amount paid or payable by an indemnified party as a result of the claims (or actions in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim. Notwithstanding the provisions of this subsection (d), the Underwriter shall not be required to contribute any amount in excess of the amount by which the total amount of underwriting discounts and commissions received by the Underwriter with respect to the related Offered Certificates (which amounts are set forth in Schedule I hereto) exceeds the amount of damages which the Underwriter would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, a Person, if any, that controls the Underwriter within the meaning of either the 1933 Act or the 1934 Act shall have the same rights to contribution as does the Underwriter and each director of the Underwriter and each officer of the Underwriter shall have the same rights to contribution as the Underwriter, and each Person, if any, that controls the Company within the meaning of either the 1933 Act or the 1934 Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

10.      Termination. (a) This Agreement shall be subject to termination in the Underwriter’s absolute discretion, by notice given to the Company prior to delivery of and payment for the Offered Certificates, if, prior to such time, (i) trading of securities generally on the New York Stock Exchange or the American Stock Exchange or the over the counter market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, (iii) there shall have occurred any material outbreak or declaration of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in either Underwriter’s reasonable judgment, impracticable to market the Offered Certificates on the terms specified herein or (iv) if any other closing condition set forth in Section 6 shall not have been fulfilled when required to be fulfilled.

(b)  If the sale of the Offered Certificates shall not be consummated because any condition to the obligations of the Underwriter set forth in Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of the default of the Underwriter, the Company shall reimburse the Underwriter for the reasonable fees and expenses of the Underwriter’s counsel and for the other out-of-pocket expenses as shall have been incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Offered Certificates, and upon demand the Company shall pay the full amount thereof to the Underwriter.

(c)  This Agreement will survive delivery of and payment for the Offered Certificates. The provisions of Section 7 and this Section 8(c) shall survive the termination or cancellation of this Agreement and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of the Underwriter or any persons controlling it.

11.      [Reserved.]

12.      Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to GCM, will be mailed, delivered or transmitted by facsimile and confirmed to Greenwich Capital Markets, Inc. at 600 Steamboat Road, Greenwich, Connecticut 06830, attention: Legal Department; if sent to the Company, will be mailed, delivered or transmitted by facsimile and confirmed to it at 600 Steamboat Road, Greenwich, Connecticut 06830, attention: Legal Department.

13.      No Advisory or Fiduciary Responsibility. Each of the Company and the Underwriter acknowledges and agrees that: (i) the purchase and sale of the Offered Certificates pursuant to this Agreement, including the determination of the public offering price of the Offered Certificates and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Underwriter, on the one hand, and the Underwriter, on the other hand, and the Company and the Underwriter are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction the Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Underwriter or its respective affiliates, stockholders, creditors or employees or any other party; (iii) the Underwriter has not assumed or will not assume an advisory, agency or fiduciary responsibility in favor of the Company with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether the Underwriter has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in this Agreement; (iv) the Underwriter and its respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and that the Underwriter has no obligation to disclose any of such interests by virtue of any advisory, agency or fiduciary relationship; and (v) the Underwriter has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company had consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company and the Underwriter, or any of them, with respect to the subject matter hereof. The Company and the Underwriter hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Underwriter may have against the Underwriter with respect to any breach or alleged breach of agency or fiduciary duty.

14.      Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling Persons referred to in Section 7, and their successors and assigns, and no other Person will have any right or obligation hereunder except that the representations, warranties, indemnities and agreements contained in this Agreement also shall be deemed to be for the benefit of the Person or Persons, if any, who control the Underwriter within the meaning of the 1933 Act and for the benefit of the Underwriter’s officers and directors.

15.      Applicable Law; Counterparts. This Agreement will be governed by and construed in accordance with the laws of the State of New York without giving effect to principles of conflicts of law. This Agreement may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original and all of which shall together constitute but one and the same instrument.

16.      Minimum Investment Amounts. The Underwriter shall offer the Certificates in minimum denominations of $25,000, provided that the Certificates must be purchased in minimum total investments of $100,000.

[Signature page follows]

If the foregoing correctly sets forth the agreement between the Depositor and the Underwriter, please indicate your acceptance in the space provided for the purpose below.

Very truly yours,

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Pat Leo
Name:	Pat Leo
Title:	Vice President

CONFIRMED AND ACCEPTED, as of the date first above written:

GREENWICH CAPITAL MARKETS, INC.

By: /s/ Pat Leo
Name: Pat Leo
Title: Vice President

SCHEDULE I

Underwriting Agreement dated November 16, 2006.

As used in this Agreement, the term “Registration Statement” refers to the Registration Statement on Form S-3, File No. 333-130961.

Closing Date: November 30, 2006.

Approximate Pool Balance: $1,203,955,585 of Mortgage Loans.

Cut-Off Date: November 1, 2006.

Title and Description of Offered Certificates:

First Franklin Mortgage Loan Trust 2006-FF16 Asset-Backed Certificates, Series 2006-FF16, Classes designated on the following page:

Class	Original Certificate Principal Balance(1)	Pass-Through Rate(2)	Class	Original Certificate Principal Balance(1)	Pass-Through Rate(2)
Class I-A1	$325,847,000	Variable	Class M-3	$19,865,000	Variable
Class II-A1	$293,996,000	Variable	Class M-4	$17,457,000	Variable
Class II-A2	$139,671,000	Variable	Class M-5	$17,457,000	Variable
Class II-A3	$175,833,000	Variable	Class M-6	$16,254,000	Variable
Class II-A4	$69,955,000	Variable	Class M-7	$13,845,000	Variable
Class M-1	$36,721,000	Variable	Class M-8	$8,428,000	Variable
Class M-2	$32,507,000	Variable	Class M-9	$12,040,000	Variable

Initial Certificate Ratings

Class	Moody’s	S&P
I-A1	Aaa	AAA
II-A1	Aaa	AAA
II-A2	Aaa	AAA
II-A3	Aaa	AAA
II-A4	Aaa	AAA
M-1	Aa1	AA+
M-2	Aa2	AA
M-3	Aa3	AA
M-4	A1	AA-
M-5	A2	A+
M-6	A3	A
M-7	Baa1	BBB+
M-8	Baa2	BBB+
M-9	Baa3	BBB-

EXHIBIT A

PRELIMINARY TERM SHEET

First Franklin Mortgage Loan Trust
2006-FF16

Marketing Materials

$854,029,000 (Approximate)

Financial Asset Securities Corp.
Depositor

National City Home Loan Services, Inc.
Servicer

First Franklin Financial Corporation
Originator

Underwriter

FOR ADDITIONAL INFORMATION PLEASE CALL:

RBS Greenwich Capital

Asset-Backed Finance

Patrick Leo	(203) 618-2952
Greg McSweeeney	(203) 618-2429

Trading

Ron Weibye	(203) 625-6160
Bob Pucel	(203) 625-6160
Frank Skibo	(203) 625-6160

Rating Agencies

Moody’s
Kruti Muni	(201) 915-8733
S&P
John Sang	(212) 438-6058

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov <http://www.sec.gov/>. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supersedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The underwriters' obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

Preliminary Term Sheet	Date Prepared: November 1, 2006

$854,029,000 (Approximate)
First Franklin Mortgage Loan Trust 2006-FF16
Asset-Backed Certificates, Series 2006-FF16

	Principal	WAL (Years)	Payment Window	Expected Rating	Assumed Final	Certificate
Class(1,2,3)	Amount ($)	Call/Mat(4)	Call/Mat(4)	Moody’s/S&P	Distribution Date	Type
I-A1	$325,847,000	Not Offered Hereby		[AAA/AAA]	December 2036	Floating Rate Senior
II-A1	$293,996,000	1.00 / 1.00	1-21 / 1-21	[AAA/AAA]	December 2036	Floating Rate Senior
II-A2	$139,671,000	2.00 / 2.00	21-27 / 21-27	[AAA/AAA]	December 2036	Floating Rate Senior
II-A3	$175,833,000	3.50 / 3.50	27-69 / 27-69	[AAA/AAA]	December 2036	Floating Rate Senior
II-A4	$69,955,000	6.32 / 8.36	69-77 / 69-182	[AAA/AAA]	December 2036	Floating Rate Senior
M-1	$36,721,000	3.46 / 3.46	40-44 / 40-44	[Aa1/AA+]	December 2036	Seq. Fltg. Rate Subordinate
M-2	$32,507,000	4.59 / 4.59	44-73 / 44-73	[Aa2/AA]	December 2036	Seq. Fltg. Rate Subordinate
M-3	$19,865,000	6.39 / 8.42	73-77 / 73-143	[Aa3/AA]	December 2036	Seq. Fltg. Rate Subordinate
M-4	$17,457,000	4.44 / 4.84	39-77 / 39-121	[A1/AA-]	December 2036	Floating Rate Subordinate
M-5	$17,457,000	4.43 / 4.79	39-77 / 39-115	[A2/A+]	December 2036	Floating Rate Subordinate
M-6	$16,254,000	4.41 / 4.71	38-77 / 38-108	[A3/A]	December 2036	Floating Rate Subordinate
M-7	$13,845,000	4.41 / 4.64	38-77 / 38-99	[Baa1/BBB+]	December 2036	Floating Rate Subordinate
M-8	$8,428,000	4.39 / 4.53	37-77 / 37-90	[Baa2/BBB+]	December 2036	Floating Rate Subordinate
M-9	$12,040,000	4.35 / 4.37	37-77 / 37-83	[Baa3/BBB-]	December 2036	Floating Rate Subordinate
Total:	$1,179,876,000
(1)
The Class I-A1 Certificates are backed primarily by the cash flow from the Group I Mortgage Loans (as defined herein). The Class II-A1, Class II-A2, Class II-A3 and Class II-A4 Certificates are backed primarily by the cash flow from the Group II Mortgage Loans (as defined herein). The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates are backed by the cash flows from the Group I Mortgage Loans and the Group II Mortgage Loans. The principal balance of each class of Offered Certificates (as defined herein) is subject to a 10% variance.

(2)
The Class I-A1, Class II-A1, Class II-A2, Class II-A3, Class II-A4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates are priced to call. The margin on the Class I-A1, Class II-A1, Class II-A2, Class II-A3 and Class II-A4 Certificates will double on the first Distribution Date after the Optional Termination Date may first be exercised. The margin on each of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates will be equal to 1.5x the original margin on the first Distribution Date after the Optional Termination may first be exercised.

(3)	See “Net WAC Rate” herein.
(4)	See “Pricing Prepayment Speed” herein.

Depositor:	Financial Asset Securities Corp.

Servicer:	National City Home Loan Services, Inc.

Underwriter:	Greenwich Capital Markets, Inc.

Custodian:	Wells Fargo Bank, N.A.

Trustee and Swap Administrator:	Deutsche Bank National Trust Company.

Loss Mitigation Advisor:	Clayton Fixed Income Services Inc. formerly known as The Murrayhill Company.

Swap Provider:	TBD.

Interest Rate Cap Provider:	TBD.

Basis Risk Cap Provider:	TBD.

Originator:	First Franklin (“First Franklin”), a division of National City Bank of Indiana.

Offered Certificates:
The Class I-A1 Certificates (the “Group I Certificates”) and the Class II-A1, Class II-A2, Class II-A3 and Class II-A4 Certificates (together, the “Group II Certificates,” and collectively with the Group I Certificates, the “Class A Certificates”), and the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (together, the “Class M Certificates”). The Class A Certificates and the Class M Certificates are referred to herein as the “Offered Certificates” or “Certificates.”

Federal Tax Status:	The Certificates will represent ownership of REMIC regular interests for tax purposes.

Registration:	The Certificates will be available in book-entry form through DTC and, upon request, through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:	The close of business on November 1, 2006.

Expected Pricing Date:	On or about the week of October [30], 2006.

Expected Closing Date:	On or about November 30, 2006.

Expected Settlement Date:	On or about November 30, 2006.

Distribution Date:	The 25th day of each month (or if not a business day, the next succeeding business day) commencing in December 2006.

Accrued Interest:	The price to be paid by investors for the Certificates will not include accrued interest (settling flat).

Interest Accrual Period:
The interest accrual period for each Distribution Date with respect to the Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 basis).

Representations and Warranties:	The Seller will make certain representations and warranties with respect to the Mortgage Loans as of the Closing Date, including, but not limited to, the following:

(1) All Mortgage Loans were originated in compliance with all applicable laws, including, but not limited to, all applicable anti-predatory lending laws; and

(2) no Mortgage Loan is a High Cost Loan or a Covered Loan, as applicable (as such terms are defined in Standard & Poor’s LEVELS Version 5.6 Glossary Revised, Appendix E).

ERISA Eligibility:
The Class A Certificates may be purchased by ERISA plans after termination of the supplemental interest trust.  Prior to termination of the supplemental interest trust, ERISA plans may purchase the Class A Certificates if they meet the requirements of an investor based class exemption.  Other certificates may be purchased by ERISA plans investing through certain insurance company general accounts.

SMMEA Eligibility:	The Class A, Class M-1 and Class M-2 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:
The terms of the transaction allow for a clean-up call of the Mortgage Loans and the retirement of the Certificates (the “Clean-up Call”), which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment Speed:	The Certificates will be priced based on the following collateral prepayment assumptions:

	FRM Loans:	100% PPC (100% PPC: 4.6% - 23% CPR over 12 months, 23% CPR thereafter)

ARM Loans:
100% PPC (100% PPC: 2% - 30% CPR over 12 months, remain constant at 30% CPR until month 23, increase to 60% CPR from month 24 until month 27, decrease to 35% CPR in month 28 and remain constant at 35% CPR thereafter)

Provided, however, the prepayment rate will not exceed 90% CPR in any period under any scenario.

Mortgage Loans:
As of the Cut-off Date, the aggregate principal balance of the Mortgage Loans was approximately $1,203,955,585, of which: (i) approximately $390,236,281 consisted of a pool of conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the “Group I Mortgage Loans”) and (ii) approximately $813,719,304 consisted of a pool of conforming and non-conforming balance fixed-rate and adjustable-rate, first-lien, fully amortizing and balloon mortgage loans (the “Group II Mortgage Loans” together with the Group I Mortgage Loans, the “Mortgage Loans”).

With respect to approximately 55.27% of the Mortgage Loans, First Franklin also originated a second lien mortgage loan at the time of originating the first lien mortgage loan.

On or prior to the Closing Date, it is expected that certain of the Mortgage Loans may be removed from the trust and certain other similar mortgage loans may be added to the trust.

On the Closing Date, there may be up to 2.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date that are 30 days or more delinquent.

Adjusted Net Mortgage Rate:	The “Adjusted Net Mortgage Rate” for each Mortgage Loan is equal to the loan rate less the sum of (i) the Servicing Fee Rate, (ii) the trustee fee rate and (iii) the Loss Mitigation Advisor fee.

Adjusted Net Maximum Mortgage Rate:
The “Adjusted Net Maximum Mortgage Rate” for each Mortgage Loan is equal to the maximum loan rate (or the loan rate in the case of any fixed-rate Mortgage Loan) less the sum of (i) the Servicing Fee Rate, (ii) the trustee fee rate and (iii) the Loss Mitigation Advisor fee.

Pass-Through Rate:	The “Pass-Through Rate” for each Class of Certificates will be equal to the lesser of (i) the related Formula Rate and (ii) the Net WAC Rate.

Formula Rate:	The “Formula Rate” on each Class of Certificates will be equal to the lesser of (i) One Month LIBOR plus the related margin for such Class and (ii) the Maximum Cap.

Net WAC Rate:
The “Net WAC Rate” for any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to the weighted average of the Adjusted Net Mortgage Rates of the Mortgage Loans minus an amount, expressed as a per annum rate, equal to the sum of (x) the product of (i) any Net Swap Payment owed to the Swap Provider divided by the outstanding principal balance of the Mortgage Loans and (ii) 12 and (y) the product of (i) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust, divided by the outstanding principal balance of the Mortgage Loans and (ii) 12.

Maximum Cap:
The “Maximum Cap Rate” for any Distribution Date is a per annum rate (subject to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to the weighted average of the Adjusted Net Maximum Mortgage Rates of the Mortgage Loans minus (A) an amount, expressed as a per annum rate, equal to the sum of (x) the product of (i) any Net Swap Payment owed to the Swap Provider divided by the outstanding principal balance of the Mortgage Loans and (ii) 12 and (y) the product of (i) any Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event), payable by the Trust, divided by the outstanding principal balance of the Mortgage Loans and (ii) 12, plus (B) an amount, expressed as a per annum rate, equal to the product of (i) the Net Swap Payment made by the Swap Provider divided by the aggregate Principal Balance of the Mortgage Loans and (ii) 12.

Net WAC Rate Carryover Amount:
If, on any Distribution Date, the related Pass-Through Rate for any Class of Certificates is limited by the Net WAC Rate, the “Net WAC Rate Carryover Amount” for such Class is equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such Class based on the Formula Rate over (b) the amount of interest accrued on such Class based on the Net WAC Rate and (ii) the unpaid portion of any Net WAC Rate Carryover Amount from the prior Distribution Date together with accrued interest on such unpaid portion at the related Formula Rate. Any Net WAC Rate Carryover Amount will be paid on such Distribution Date or future Distribution Dates to the extent of funds available.

Interest Rate Swap Agreement:
On the Closing Date, the Trustee will enter into an Interest Rate Swap Agreement with notional amounts as shown in the Swap Schedule herein. Under the Interest Rate Swap Agreement, on or before each Distribution Date commencing with the Distribution Date in September 2007 and ending immediately following the Distribution Date in November 2011 the Trust shall be obligated to pay to the Swap Provider a fixed amount for that Distribution Date, equal to the product of (x) a fixed rate equal to [5.200]% per annum, (y) the notional amount as set forth in the Interest Rate Swap Agreement for that Distribution Date, and (z) a fraction, the numerator of which is 30 and the denominator of which is 360, and the Swap Provider will be obligated to pay to the Trust a floating amount for that Distribution Date, equal to the product of (x) One-Month LIBOR, as determined pursuant to the Interest Rate Swap Agreement, for the related calculation period (as defined in the Interest Rate Swap Agreement), (y) the notional amount as set forth in the Interest Rate Swap Agreement for that Distribution Date, and (z) a fraction, the numerator of which is equal to the actual number of days in the related calculation period and the denominator of which is 360. Only the net amount of the two obligations will be paid by the appropriate party (the “Net Swap Payment”) on each Distribution Date. Generally, the Net Swap Payment will be deposited into a swap account (the “Swap Account”) by the Swap Administrator pursuant to the Pooling Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling Agreement. Upon early termination of the Interest Rate Swap Agreement, the Trust or the Swap Provider may be liable to make a termination payment (the ‘‘Swap Termination Payment’’) to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Interest Rate Swap Agreement and will generally be paid on the related Distribution Date and on any subsequent Distribution Date until paid in full. In the event that a Swap Termination Payment is paid to the Trust and a new successor swap provider is not found, such amount will remain in a reserve fund and only the Net Swap Payment that would normally be paid to the trust (assuming no Swap Termination Payment is made) is distributed through the swap waterfall. In the event that the Trust is required to make a Swap Termination Payment, such payment generally will be paid prior to distributions to Certificateholders.

Interest Rate Cap Agreement:
On the Closing Date, the Trust will enter into the “Interest Rate Cap Agreement” to make payments based upon the priority of cashflows described within the Interest Rate Cap Agreement Account herein. On each Distribution Date, the counterparty to the Interest Rate Cap Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum of [9.000]% over (ii) the strike price for such Distribution Date specified on the Interest Rate Cap Agreement Schedule herein, accrued during the related Interest Accrual Period for the Offered Certificates and (b) the lesser of (i) the notional balance for such Distribution Date specified on the Interest Rate Cap Agreement Schedule herein and (ii) the excess, if any, of the outstanding balance of the Offered Certificates, for such distribution date, over the notional amount as set forth in the Interest Rate Swap Agreement, for such distribution date and (c) the actual number of days in the related Interest Accrual Period divided by 360. The Interest Rate Cap Agreement will terminate immediately following the Distribution Date in November 2011.

Basis Risk Cap Agreement:
On the Closing Date, the Trust will enter into the “Basis Risk Cap Agreement” to make payments in respect of any Net WAC Rate Carryover Amounts on the Certificates, pro rata, based on aggregate certificate principal balance of such Certificates. On each Distribution Date, the counterparty to the Basis Risk Cap Agreement will be obligated to make a payment to the trust equal to the product of (a) the excess, if any, of (i) One Month LIBOR, subject to a maximum of [10.500]% over (ii) the strike price for such Distribution Date specified on the Basis Risk Cap Agreement Schedule herein, accrued during the related Interest Accrual Period for the Offered Certificates and (b) the lesser of the notional balance for such Distribution Date specified on the Basis Risk Cap Agreement Schedule herein and the aggregate of the certificate principal balance of the Offered Certifciates and (c) the actual number of days in the related Interest Accrual Period divided by 360. The Basis Risk Cap Agreement will terminate immediately following the Distribution Date in August 2007.

Credit Enhancement:	Consists of the following:
	1)	Excess Cashflow;
	2)	Overcollateralization Amount;
	3)	Subordination;

Excess Cashflow:	The “Excess Cashflow” for any Distribution Date will be equal to the available funds remaining after priorities 1) and 2) under “Priority of Distributions.”

Overcollateralization Amount:
The “Overcollateralization Amount” is equal to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate certificate principal balance of the Class A, Class M and Class P Certificates. On the Closing Date, the Overcollateralization Amount will be equal to approximately 2.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date. To the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount, Excess Cashflow will be directed to build the Overcollateralization Amount until the Overcollateralization Target Amount is reached.

Overcollateralization Target Amount:	Prior to the Stepdown Date, the “Overcollateralization Target Amount” is approximately 2.00% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

On or after the Stepdown Date, the Overcollateralization Target Amount is approximately 4.00% of the aggregate principal balance of the Mortgage Loans for the related Distribution Date, subject to a floor equal to 0.50% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

If a Trigger Event is in effect on the related Distribution Date, the Overcollateralization Target Amount shall be equal to the Overcollateralization Target Amount for the previous Distribution Date.

Stepdown Date:	The earlier to occur of
	(i)	the Distribution Date on which the certificate principal balance of the Class A Certificates has been reduced to zero and
	(ii)	the later to occur of
	(x)	the Distribution Date occurring in December 2009 and
	(y)	the first Distribution Date on which the Credit Enhancement Percentage is greater than or equal to 33.00%.

Credit Enhancement Percentage:
The “Credit Enhancement Percentage” for a Distribution Date is equal to (i) the sum of (a) the aggregate certificate principal balance of the Class M Certificates and (b) the Overcollateralization Amount divided by (ii) the aggregate principal balance of the Mortgage Loans.

Delinquency Trigger Event:	A “Delinquency Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if the 60+ delinquency percentage exceeds [42.35]% of the current Credit Enhancement Percentage.

Loss Trigger Event:
A “Loss Trigger Event” is in effect on any Distribution Date on or after the Stepdown Date, if the cumulative realized losses on the Mortgage Loans as a percentage of the principal balance of the Mortgage Loans as of the Cut-off Date, for the related Distribution Date are greater than:

Distribution Date	Percentage
December 2008 to November 2009	[1.25]% initially, plus 1/12th of [1.55]% for each month thereafter
December 2009 to November 2010	[2.80]% initially, plus 1/12th of [1.60]% for each month thereafter
December 2010 to November 2011	[4.40]% initially, plus 1/12th of [1.30]% for each month thereafter
December 2011 to November 2012	[5.70]% initially, plus 1/12th of [0.75]% for each month thereafter
December 2012 and thereafter	[6.45]%

Trigger Event:	A “Trigger Event” is in effect with respect to any Distribution Date if either a Loss Trigger Event or a Delinquency Trigger Event is in effect on such Distribution Date.

Expected Credit Support
Percentages:
	Rating (M/S)	Initial Credit Support	On or After Stepdown Date Expected Support
Senior Certificates	[AAA/AAA]	16.50%	33.00%
Class M-1	[Aa1/AA+]	13.45%	26.90%
Class M-2	[Aa2/AA]	10.75%	21.50%
Class M-3	[Aa3/AA]	9.10%	18.20%
Class M-4	[A1/AA-]	7.65%	15.30%
Class M-5	[A2/A+]	6.20%	12.40%
Class M-6	[A3/A]	4.85%	9.70%
Class M-7	[Baa1/BBB+]	3.70%	7.40%
Class M-8	[Baa2/BBB+]	3.00%	6.00%
Class M-9	[Baa3/BBB-]	2.00%	4.00%

Realized Losses:
If a Mortgage Loan becomes a liquidated loan, the net liquidation proceeds relating thereto may be less than the principal balance on such Mortgage Loan. The amount of such insufficiency is a “Realized Loss.” Realized Losses on the Mortgage Loans will, in effect, be absorbed first, by the Excess Cashflow and second by the reduction of the Overcollateralization Amount. Following the reduction of any Overcollateralization Amount to zero, all allocable Realized Losses will be applied in reverse sequential order, first to the Class M-9 Certificates, second to the Class M-8 Certificates, third to the Class M-7 Certificates, fourth to the Class M-6 Certificates, fifth to the Class M-5 Certificates, sixth to the Class M-4 Certificates, seventh to the Class M-3 Certificates, eighth to the Class M-2 Certificates and ninth to the Class M-1 Certificates. Realized Losses will not be allocated to any of the Class A Certificates.

Priority of Distributions:
Available funds from the Mortgage Loans will be distributed first to pay servicing fees and trustee fees, second, to the Swap Account, net swap payments and swap termination payments (other than any swap termination payment resulting from a swap provider trigger event) owed to the Swap Provider and the remainder will be distributed as follows:

1) Interest funds, as follows: first, monthly interest plus any previously unpaid interest to the Class A Certificates, generally from the related loan group, second, monthly interest to the Class M-1 Certificates, third, monthly interest to the Class M-2 Certificates, fourth, monthly interest to the Class M-3 Certificates, fifth, monthly interest to the Class M-4 Certificates, sixth, monthly interest to the Class M-5 Certificates, seventh, monthly interest to the Class M-6 Certificates, eighth, monthly interest to the Class M-7 Certificates, ninth, monthly interest to the Class M-8 Certificates, and tenth, monthly interest to the Class M-9 Certificates.

2) Principal funds, as described under "Principal Paydown."

3) Excess Cashflow as follows: as principal to the Class A and Class M Certificates to build the Overcollateralization Amount as described under "Principal Paydown" in the order of priority described below.

4) Any previously unpaid interest to the Class M-1 Certificates, then any unpaid applied Realized Loss amount to the Class M-1 Certificates, then any previously unpaid interest to the Class M-2 Certificates, then any unpaid applied Realized Loss amount to the Class M-2 Certificates, then any previously unpaid interest to the Class M-3 Certificates, then any unpaid applied Realized Loss amount to the Class M-3 Certificates, then any previously unpaid interest to the Class M-4 Certificates, then any unpaid applied Realized Loss amount to the Class M-4 Certificates, then any previously unpaid interest to the Class M-5 Certificates, then any unpaid applied Realized Loss amount to the Class M-5 Certificates, then any previously unpaid interest to the Class M-6 Certificates, then any unpaid applied Realized Loss amount to the Class M-6 Certificates, then any previously unpaid interest to the Class M-7 Certificates, then any unpaid applied Realized Loss amount to the Class M-7 Certificates, then any previously unpaid interest to the Class M-8 Certificates, then any unpaid applied Realized Loss amount to the Class M-8 Certificates, then any previously unpaid interest to the Class M-9 Certificates, and then any unpaid applied Realized Loss amount to the Class M-9 Certificates.

5) Any remaining Excess Cashflow to the Net WAC Rate Carryover Reserve Account to be paid to the Class A Certificates, pro-rata and then to the Class M Certificates sequentially, to the extent of any unpaid Net WAC Rate Carryover Amount payable to the Certificates, before taking into account payments received by the trust from the Interest Rate Swap Agreement.

6) Any remaining Excess Cashflow to the holders of the non-offered classes of certificates as described in the pooling agreement (including any Swap Termination Payment owed to the Swap Provider due to a Swap Provider trigger event pursuant to the Interest Rate Swap Agreement).

Principal Paydown:
Principal will be distributed to the Class I-A1 Certificates from principal received on the Group I Mortgage Loans and the Class II-A1, Class II-A2, Class II-A3 and Class II-A4 Certificates, sequentially, from principal received from the Group II Mortgage Loans, in each case, until the certificate principal balance thereof has been reduced to zero. In certain limited circumstances described in the prospectus supplement, principal will be distributed to the Senior Certificates from the unrelated loan group, to the extent not received from the related loan group.

Prior to the Stepdown Date or if a Trigger Event is in effect, 100% of principal will be paid to the Class A Certificates generally pro rata, based on principal collected in the related loan group, and within Loan Group II, sequentially, to the Class II-A1, Class II-A2, Class II-A3 and Class II-A4 Certificates, in that order, provided, however if the Class A Certificates have been retired, principal will be applied sequentially in the following order of priority: 1) Class M-1 Certificates, 2) Class M-2 Certificates, 3) Class M-3 Certificates, 4) Class M-4 Certificates, 5) Class M-5 Certificates, 6) Class M-6 Certificates, 7) Class M-7 Certificates, 8) Class M-8 Certificates, and 9) Class M-9 Certificates.

On or after the Stepdown Date and if a Trigger Event is not in effect, the Certificates will be entitled to receive payments of principal in the following order of priority: first to the Class A Certificates, generally pro rata based on the principal collected in the related loan group, such that the Class A Certificates will have at least 33.00% credit enhancement, second to the Class M-1, Class M-2 and Class M-3 Certificates, sequentially, such that the Class M-1, Class M-2 and Class M-3 Certificates in the aggregate will have at least 18.20% credit enhancement, third, to the Class M-4 Certificates such that the Class M-4 Certificates will have at least 15.30% credit enhancement, fourth, to the Class M-5 Certificates such that the Class M-5 Certificates will have at least 12.40% credit enhancement, fifth, to the Class M-6 Certificates such that the Class M-6 Certificates will have at least 9.70% credit enhancement, sixth, to the Class M-7 Certificates such that the Class M-7 Certificates will have at least 7.40% credit enhancement, seventh, to the Class M-8 Certificates such that the Class M-8 Certificates will have at least 6.00% credit enhancement, eighth, to the Class M-9 Certificates such that the Class M-9 Certificates will have at least 4.00% credit enhancement (subject, in the case of the most subordinate certificate outstanding).

Swap Account:	On each Distribution Date, funds deposited into the Swap Account for payment to the Swap Provider will be distributed in the following order of priority:
(i) to pay any Net Swap Payment owed to the Swap Provider pursuant to the Interest Rate Swap Agreement; and
(ii) to pay any Swap Termination Payment (not caused by a Swap Provider trigger event) owed to the Swap Provider pursuant to the Interest Rate Swap Agreement

On each Distribution Date, any Net Swap Payments on deposit in the Swap Account received from the Swap Provider will be distributed in the following order of priority:

(i) to the Class A Certificates, any unpaid interest, pro rata, including any accrued unpaid interest from a prior Distribution Date;
(ii) to the Class M Certificates, sequentially, any unpaid interest, including any accrued unpaid interest from prior Distribution Dates;

(iii)  to the Class A Certificates and to the Class M Certificates, any principal in accordance with the principal payment provisions described under “Principal Paydown” in an amount necessary to maintain the applicable Overcollateralization Target Amount;

(iv) to the Class M Certificates, sequentially, any remaining Allocated Realized Loss Amounts; and

(v)  an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and the Class M Certificates after taking into account payments received from the Net WAC Carryover Reserve Account to such Certificates first, pro rata, to the Class A Certificates based on such remaining Net WAC Carryover Amount and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9 Certificates.

Interest Rate Cap Agreement Account:	Funds deposited into the Interest Rate Cap Agreement Account on a Distribution Date will include:
(i) the payments received by the Interest Rate Cap Provider for such Distribution Date.

On each Distribution Date, following the distribution of Excess Cashflow and funds deposited into the Swap Account, payments made pursuant to the Interest Rate Cap Agreement shall be distributed from the Interest Rate Cap Agreement Account as follows:

(i) to the Class A Certificates, any unpaid interest, pro rata, including any accrued unpaid interest from a prior Distribution Date;
(ii) to the Class M Certificates, sequentially, any unpaid interest, including any accrued unpaid interest from prior Distribution Dates;

(iii)  to the Class A Certificates and the Class M Certificates, any principal in accordance with the principal payment provisions described above under “Principal Paydown” in an amount necessary to maintain the applicable Overcollateralization Target Amount;

(iv) to the Class M Certificates, sequentially, any remaining Allocated Realized Loss Amounts;

(v)  an amount equal to any unpaid remaining Net WAC Rate Carryover Amounts with respect to the Class A and the Class M Certificates to such Certificates first, pro rata, to the Class A Certificates based on the remaining Net WAC Carryover Amount and second, sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, and Class M-9 Certificates.

Total Mortgage Loans
As of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$1,203,955,585	$24,973	$1,987,500
Average Scheduled Principal Balance	$199,034
Number of Mortgage Loans	6,049

Weighted Average Gross Coupon	8.076%	5.250%	12.400%
Weighted Average FICO Score	649	540	820
Weighted Average Original LTV	83.39%	12.51%	103.00%
Weighted Average Debt-to-Income	43.13%	3.00%	55.00%

Weighted Average Original Term	359 months	180 months	360 months
Weighted Average Stated Remaining Term	358 months	176 months	360 months
Weighted Average Seasoning	1 months	0 months	10 months

Weighted Average Gross Margin	5.498%	2.750%	6.400%
Weighted Average Minimum Interest Rate	7.910%	5.250%	12.200%
Weighted Average Maximum Interest Rate	13.910%	11.250%	18.200%
Weighted Average Initial Rate Cap	2.996%	1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	27 months	5 months	59 months

Maturity Date		Jul 1 2021	Nov 1 2036
Maximum Zip Code Concentration	0.28%	20774

ARM	77.00%
Fixed Rate	23.00%

1/29 6 MO LIBOR	0.11%
2/28 6 MO LIBOR	13.28%
2/28 6 MO LIBOR 40/30 Balloon	6.03%
2/28 6 MO LIBOR 50/30 Balloon	20.07%
2/28 6 MO LIBOR IO	14.46%
3/27 6 MO LIBOR	6.15%
3/27 6 MO LIBOR 40/30 Balloon	3.05%
3/27 6 MO LIBOR 50/30 Balloon	5.89%
3/27 6 MO LIBOR IO	6.01%
5/25 6 MO LIBOR	0.43%
5/25 6 MO LIBOR 40/30 Balloon	0.13%
5/25 6 MO LIBOR 50/30 Balloon	0.45%
5/25 6 MO LIBOR IO	0.84%
6 MO LIBOR ARM IO	0.08%
Fixed Rate	12.87%
Fixed Rate 30/15 Balloon	0.03%
Fixed Rate 30/15 Balloon IO	0.12%
Fixed Rate 40/30 Balloon	1.42%
Fixed Rate 50/30 Balloon	5.77%
Fixed Rate IO	2.80%

I/O Term: 0 months	75.81%
I/O Term: 60 months	23.35%
I/O Term: 120 months	0.84%

Prepay Penalty: 0 months	31.62%
Prepay Penalty: 12 months	4.97%
Prepay Penalty: 24 months	36.39%
Prepay Penalty: 36 months	27.03%

First Lien	100.00%

Blended Documentation	0.23%
Full Documentation	65.14%
Limited Income Verification	0.60%
No Income Verification	26.34%
Rapid Documentation	6.46%
Stated Plus Documentation	1.22%

Cash Out Refinance	27.05%
Purchase	70.03%
Rate/Term Refinance	2.92%

2 Units	4.10%
3 Units	0.61%
4 Units	0.23%
Condo High-Rise	0.64%
Condominium	5.45%
PUD	19.56%
Single Family	69.42%

Non-owner	2.35%
Primary	97.07%
Second Home	0.59%

Top 5 States:
California	23.06%
Florida	10.04%
Illinois	5.83%
New York	5.43%
Texas	4.85%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	242	9,985,589.57	0.83%	9.224	349	86.32	626
50,000.01 - 100,000.00	1,374	105,868,553.88	8.79%	8.665	356	85.97	631
100,000.01 - 150,000.00	1,456	181,091,956.22	15.04%	8.223	358	84.28	635
150,000.01 - 200,000.00	944	164,703,186.35	13.68%	8.154	358	83.70	638
200,000.01 - 250,000.00	612	136,862,398.89	11.37%	8.031	358	83.46	644
250,000.01 - 300,000.00	410	112,455,781.21	9.34%	7.983	358	83.03	650
300,000.01 - 350,000.00	252	81,497,721.66	6.77%	7.924	357	83.35	653
350,000.01 - 400,000.00	187	70,093,505.66	5.82%	7.956	359	83.31	653
400,000.01 - 450,000.00	143	60,620,172.95	5.04%	7.960	356	83.78	656
450,000.01 - 500,000.00	100	47,587,814.93	3.95%	7.800	357	82.49	659
500,000.01 - 550,000.00	90	47,212,104.82	3.92%	7.911	359	83.70	663
550,000.01 - 600,000.00	56	32,190,346.03	2.67%	7.715	359	81.54	668
600,000.01 - 650,000.00	37	23,278,913.16	1.93%	7.934	359	83.38	669
650,000.01 - 700,000.00	27	18,317,350.23	1.52%	8.049	359	81.00	645
700,000.01 - 750,000.00	22	15,930,464.67	1.32%	8.303	359	85.60	694
750,000.01 - 800,000.00	13	10,205,587.66	0.85%	8.028	359	79.41	672
800,000.01 - 850,000.00	11	9,213,651.01	0.77%	7.462	359	80.01	662
850,000.01 - 900,000.00	15	13,142,485.63	1.09%	7.896	359	79.01	645
900,000.01 - 950,000.00	11	10,126,538.79	0.84%	7.566	359	80.00	696
950,000.01 - 1,000,000.00	14	13,685,151.75	1.14%	7.663	358	78.84	664
1,000,000.01+	33	39,886,310.03	3.31%	7.652	358	78.98	700
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	1	193,278.05	0.02%	5.250	359	64.50	775
5.500 - 5.999	18	5,332,451.99	0.44%	5.894	359	69.56	727
6.000 - 6.499	77	20,841,480.84	1.73%	6.274	359	76.14	703
6.500 - 6.999	464	125,211,446.38	10.40%	6.807	358	78.59	677
7.000 - 7.499	817	190,875,108.54	15.85%	7.254	359	79.64	663
7.500 - 7.999	1,399	309,897,221.51	25.74%	7.735	357	80.50	653
8.000 - 8.499	962	183,672,635.89	15.26%	8.229	357	82.46	645
8.500 - 8.999	947	165,591,144.81	13.75%	8.714	357	86.02	636
9.000 - 9.499	536	82,687,174.46	6.87%	9.223	356	91.57	620
9.500 - 9.999	453	69,153,999.14	5.74%	9.711	358	94.44	624
10.000 -10.499	165	22,514,300.08	1.87%	10.221	358	97.11	616
10.500 -10.999	121	18,320,024.19	1.52%	10.715	352	98.05	600
11.000 -11.499	43	5,370,005.72	0.45%	11.178	357	100.00	599
11.500 -11.999	39	3,560,860.79	0.30%	11.670	359	99.93	590
12.000 -12.499	7	734,452.71	0.06%	12.189	359	100.00	586
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
525-549	101	16,794,575.99	1.39%	8.938	352	76.49	545
550-574	343	51,872,045.03	4.31%	8.860	351	79.53	564
575-599	518	74,877,775.80	6.22%	9.331	354	87.14	588
600-624	1,443	244,430,887.56	20.30%	8.282	358	84.19	612
625-649	1,326	265,527,534.23	22.05%	8.106	358	84.15	638
650-674	1,149	241,197,913.66	20.03%	7.793	358	83.43	661
675-699	549	139,584,167.62	11.59%	7.724	358	82.78	685
700+	620	169,670,685.21	14.09%	7.545	358	81.71	734
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	53	6,387,939.92	0.53%	7.538	350	41.21	636
50.00- 54.99	34	4,399,003.88	0.37%	7.797	338	52.57	627
55.00- 59.99	33	5,418,903.78	0.45%	8.308	337	57.71	599
60.00- 64.99	58	12,969,594.69	1.08%	7.377	353	62.69	627
65.00- 69.99	92	19,607,574.27	1.63%	7.596	358	67.39	639
70.00- 74.99	92	17,828,707.48	1.48%	8.004	350	72.54	619
75.00- 79.99	512	99,028,344.00	8.23%	7.657	357	78.61	647
80.00	2,941	667,089,655.03	55.41%	7.651	358	80.00	659
80.01- 84.99	113	21,677,319.71	1.80%	8.315	356	83.62	612
85.00- 89.99	290	53,660,434.04	4.46%	8.493	358	86.62	615
90.00- 94.99	521	89,497,134.99	7.43%	8.722	358	90.83	631
95.00- 99.99	291	52,593,892.07	4.37%	8.809	357	95.71	645
100.00	1,006	151,168,976.25	12.56%	9.552	358	100.00	644
100.01+	13	2,628,104.99	0.22%	8.519	358	102.89	666
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	69	8,368,764.50	0.70%	8.488	179	78.42	605
240	2	238,918.16	0.02%	8.497	239	84.82	652
360	5,978	1,195,347,902.44	99.29%	8.073	359	83.42	649
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	69	8,368,764.50	0.70%	8.488	179	78.42	605
181-240	2	238,918.16	0.02%	8.497	239	84.82	652
301-360	5,978	1,195,347,902.44	99.29%	8.073	359	83.42	649
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	177	33,302,724.94	2.77%	7.861	357	80.11	647
20.01 -25.00	185	30,902,009.60	2.57%	8.004	355	79.89	647
25.01 -30.00	378	53,156,272.25	4.42%	8.161	356	82.68	647
30.01 -35.00	522	95,533,907.26	7.94%	8.067	358	82.88	648
35.01 -40.00	832	156,598,918.06	13.01%	8.074	358	83.16	650
40.01 -45.00	1,232	255,250,613.55	21.20%	8.082	358	83.61	655
45.01 -50.00	1,628	368,019,431.42	30.57%	8.166	357	83.99	652
50.01 -55.00	1,095	211,191,708.02	17.54%	7.941	358	83.69	637
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	4,097	927,027,303.10	77.00%	7.910	359	82.69	655
Fixed Rate	1,952	276,928,282.00	23.00%	8.631	353	85.74	628
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1/29 6 MO LIBOR	7	1,375,003.91	0.11%	8.483	359	84.66	644
2/28 6 MO LIBOR	1,056	159,871,295.67	13.28%	8.209	359	84.45	645
2/28 6 MO LIBOR 40/30 Balloon	335	72,622,902.87	6.03%	8.125	359	83.61	639
2/28 6 MO LIBOR 50/30 Balloon	920	241,617,349.78	20.07%	7.853	359	81.95	645
2/28 6 MO LIBOR IO	513	174,093,601.71	14.46%	7.689	359	81.22	681
3/27 6 MO LIBOR	456	74,096,816.18	6.15%	8.135	359	84.60	647
3/27 6 MO LIBOR 40/30 Balloon	177	36,718,115.78	3.05%	8.083	359	83.47	642
3/27 6 MO LIBOR 50/30 Balloon	281	70,857,080.39	5.89%	7.886	359	84.03	645
3/27 6 MO LIBOR IO	259	72,403,755.10	6.01%	7.572	359	81.03	687
5/25 6 MO LIBOR	30	5,215,364.86	0.43%	7.682	359	81.89	662
5/25 6 MO LIBOR 40/30 Balloon	8	1,610,088.48	0.13%	7.046	359	76.52	652
5/25 6 MO LIBOR 50/30 Balloon	21	5,452,376.37	0.45%	7.547	359	79.41	677
5/25 6 MO LIBOR IO	30	10,087,702.00	0.84%	7.590	359	79.83	681
6 MO LIBOR ARM IO	4	1,005,850.00	0.08%	7.266	359	80.63	663
Fixed Rate	1,307	154,940,269.35	12.87%	8.541	354	86.26	637
Fixed Rate 30/15 Balloon	5	323,641.45	0.03%	8.988	179	86.91	618
Fixed Rate 30/15 Balloon IO	5	1,397,399.98	0.12%	9.561	179	89.86	586
Fixed Rate 40/30 Balloon	96	17,093,672.22	1.42%	8.626	359	87.17	636
Fixed Rate 50/30 Balloon	370	69,500,441.17	5.77%	8.820	359	85.72	622
Fixed Rate IO	169	33,672,857.83	2.80%	8.612	344	82.47	594
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Interest Only By Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
I/O Term: 0 months	5,074	912,691,818.46	75.81%	8.176	358	84.07	641
I/O Term: 60 months	945	281,176,064.64	23.35%	7.768	357	81.32	672
I/O Term: 120 months	30	10,087,702.00	0.84%	7.590	359	79.83	681
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	1,783	380,656,752.83	31.62%	8.301	357	84.25	650
Prepay Penalty: 12 months	230	59,793,302.26	4.97%	8.300	358	83.64	661
Prepay Penalty: 24 months	1,984	438,082,564.87	36.39%	7.809	359	81.98	652
Prepay Penalty: 36 months	2,052	325,422,965.14	27.03%	8.131	356	84.24	641
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Blended Documentation	11	2,767,424.29	0.23%	8.601	359	94.95	660
Full Documentation	4,327	784,264,262.44	65.14%	7.978	357	83.16	639
Limited Income Verification	34	7,221,866.62	0.60%	7.721	359	81.72	663
No Income Verification	1,318	317,145,452.00	26.34%	8.076	359	81.77	677
Rapid Documentation	317	77,816,848.00	6.46%	8.813	358	89.27	635
Stated Plus Documentation	42	14,739,731.75	1.22%	9.449	359	97.96	646
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,564	325,672,783.45	27.05%	8.300	356	82.79	630
Purchase	4,281	843,165,581.48	70.03%	7.991	358	83.69	657
Rate/Term Refinance	204	35,117,220.17	2.92%	8.038	357	81.75	636
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2 Units	208	49,306,766.62	4.10%	8.013	357	83.26	659
3 Units	18	7,315,818.54	0.61%	7.490	358	80.68	693
4 Units	11	2,750,033.52	0.23%	7.402	359	75.77	684
Condo High-Rise	25	7,674,047.42	0.64%	8.079	356	81.74	661
Condominium	356	65,622,658.81	5.45%	8.037	358	82.63	657
PUD	947	235,507,973.74	19.56%	7.865	358	82.00	653
Single Family	4,484	835,778,286.45	69.42%	8.150	357	83.91	646
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Non-owner	231	28,268,732.70	2.35%	8.108	355	82.26	685
Primary	5,789	1,168,639,393.16	97.07%	8.073	358	83.41	648
Second Home	29	7,047,459.24	0.59%	8.373	359	84.48	662
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	64	7,616,569.76	0.63%	8.990	358	90.72	630
Arizona	112	27,226,480.25	2.26%	7.810	356	80.97	649
Arkansas	25	2,427,719.10	0.20%	8.410	359	89.22	648
California	671	277,661,952.44	23.06%	7.610	358	80.47	666
Colorado	94	18,069,526.22	1.50%	7.816	359	83.01	643
Connecticut	36	6,652,565.53	0.55%	7.909	359	82.62	643
Delaware	2	284,486.06	0.02%	8.862	359	83.06	595
District of Columbia	3	734,754.37	0.06%	7.974	358	80.00	654
Florida	529	120,842,727.46	10.04%	8.023	358	81.85	656
Georgia	270	46,241,325.76	3.84%	8.241	358	84.31	639
Idaho	20	3,127,873.04	0.26%	8.139	359	87.36	648
Illinois	312	70,182,843.78	5.83%	8.697	358	85.81	644
Indiana	230	21,689,285.52	1.80%	8.915	357	90.44	628
Iowa	38	3,289,866.11	0.27%	9.365	359	92.24	619
Kansas	28	2,859,787.37	0.24%	8.711	359	84.69	637
Kentucky	78	7,715,363.42	0.64%	8.945	357	89.99	619
Louisiana	22	2,594,440.07	0.22%	8.275	359	86.95	644
Maine	17	1,984,678.69	0.16%	8.376	354	86.92	634
Maryland	135	36,643,725.53	3.04%	8.057	359	83.30	640
Massachusetts	115	31,019,826.50	2.58%	8.063	355	81.91	639
Michigan	304	41,658,833.65	3.46%	8.521	358	87.54	634
Minnesota	104	19,780,828.38	1.64%	7.916	359	82.68	650
Mississippi	20	2,050,837.15	0.17%	8.762	359	89.46	645
Missouri	105	14,963,527.79	1.24%	8.728	359	86.03	619
Montana	7	902,476.02	0.07%	7.983	359	81.77	640
Nebraska	12	1,340,519.88	0.11%	9.077	359	88.78	640
Nevada	82	22,716,771.46	1.89%	7.859	359	79.67	649
New Hampshire	9	1,890,654.66	0.16%	8.488	359	86.82	604
New Jersey	105	27,750,509.49	2.30%	8.249	356	85.86	655
New Mexico	22	3,534,074.88	0.29%	8.515	359	84.19	625
New York	289	65,319,297.81	5.43%	8.055	358	83.87	662
North Carolina	177	26,675,385.33	2.22%	8.288	358	86.27	646
North Dakota	9	838,222.86	0.07%	8.120	359	83.96	632
Ohio	340	38,227,527.60	3.18%	8.710	356	88.83	627
Oklahoma	27	2,530,077.57	0.21%	8.665	357	86.02	631
Oregon	117	24,651,030.60	2.05%	7.742	357	80.87	653
Pennsylvania	142	16,928,256.76	1.41%	8.588	358	88.87	636
Rhode Island	28	6,567,668.21	0.55%	8.125	359	82.83	638
South Carolina	69	9,496,442.41	0.79%	8.467	349	87.10	625
South Dakota	6	661,272.34	0.05%	9.223	350	91.84	632
Tennessee	244	25,624,923.08	2.13%	8.293	354	83.72	633
Texas	476	58,389,936.30	4.85%	8.029	355	83.36	645
Utah	188	36,175,387.98	3.00%	7.836	359	81.77	643
Vermont	2	446,355.18	0.04%	9.250	359	95.19	613
Virginia	64	14,378,068.49	1.19%	8.000	359	82.46	638
Washington	127	28,507,768.58	2.37%	7.705	358	81.47	648
West Virginia	14	1,540,899.62	0.13%	8.312	359	87.08	641
Wisconsin	151	20,458,277.92	1.70%	8.579	358	87.59	641
Wyoming	8	1,083,956.12	0.09%	7.852	350	83.08	648
Total	6,049	1,203,955,585.10	100.00%	8.076	358	83.39	649

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.500 - 2.999	77	30,545,949.08	3.30%	7.464	359	81.10	697
4.500 - 4.999	1	375,000.00	0.04%	6.800	359	67.08	638
5.000 - 5.499	2,894	674,534,563.24	72.76%	7.649	359	79.09	657
5.500 - 5.999	472	95,924,220.56	10.35%	8.494	359	88.22	630
6.000 - 6.499	653	125,647,570.22	13.55%	8.980	359	98.23	657
Total	4,097	927,027,303.10	100.00%	7.910	359	82.69	655

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	1	193,278.05	0.02%	5.250	359	64.50	775
5.500 - 5.999	11	3,179,861.32	0.34%	5.858	359	71.46	733
6.000 - 6.499	62	16,214,000.99	1.75%	6.288	359	76.52	697
6.500 - 6.999	390	108,931,437.86	11.75%	6.804	359	78.76	677
7.000 - 7.499	681	167,848,782.76	18.11%	7.254	359	79.87	662
7.500 - 7.999	1,116	263,196,900.16	28.39%	7.731	359	80.66	655
8.000 - 8.499	683	146,279,698.44	15.78%	8.229	359	82.75	652
8.500 - 8.999	593	119,455,247.92	12.89%	8.706	359	86.45	642
9.000 - 9.499	271	47,424,238.89	5.12%	9.224	359	92.82	633
9.500 - 9.999	211	39,509,403.27	4.26%	9.697	359	94.05	633
10.000 -10.499	58	10,332,740.35	1.11%	10.206	359	95.54	623
10.500 -10.999	13	3,851,037.80	0.42%	10.683	359	93.72	610
11.000 -11.499	4	406,023.58	0.04%	11.248	358	100.00	627
11.500 -11.999	2	89,814.91	0.01%	11.603	357	100.00	594
12.000 -12.499	1	114,836.80	0.01%	12.200	358	100.00	588
Total	4,097	927,027,303.10	100.00%	7.910	359	82.69	655

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.000 -11.499	1	193,278.05	0.02%	5.250	359	64.50	775
11.500 -11.999	11	3,179,861.32	0.34%	5.858	359	71.46	733
12.000 -12.499	62	16,214,000.99	1.75%	6.288	359	76.52	697
12.500 -12.999	390	108,931,437.86	11.75%	6.804	359	78.76	677
13.000 -13.499	681	167,848,782.76	18.11%	7.254	359	79.87	662
13.500 -13.999	1,116	263,196,900.16	28.39%	7.731	359	80.66	655
14.000 -14.499	683	146,279,698.44	15.78%	8.229	359	82.75	652
14.500 -14.999	593	119,455,247.92	12.89%	8.706	359	86.45	642
15.000 -15.499	271	47,424,238.89	5.12%	9.224	359	92.82	633
15.500 -15.999	211	39,509,403.27	4.26%	9.697	359	94.05	633
16.000 -16.499	58	10,332,740.35	1.11%	10.206	359	95.54	623
16.500 -16.999	13	3,851,037.80	0.42%	10.683	359	93.72	610
17.000 -17.499	4	406,023.58	0.04%	11.248	358	100.00	627
17.500 -17.999	2	89,814.91	0.01%	11.603	357	100.00	594
18.000 -18.499	1	114,836.80	0.01%	12.200	358	100.00	588
Total	4,097	927,027,303.10	100.00%	7.910	359	82.69	655

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	4	1,005,850.00	0.11%	7.266	359	80.63	663
2.000	7	1,375,003.91	0.15%	8.483	359	84.66	644
3.000	4,086	924,646,449.19	99.74%	7.910	359	82.69	655
Total	4,097	927,027,303.10	100.00%	7.910	359	82.69	655

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	4,097	927,027,303.10	100.00%	7.910	359	82.69	655
Total	4,097	927,027,303.10	100.00%	7.910	359	82.69	655

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
04/01/07	4	1,005,850.00	0.11%	7.266	359	80.63	663
10/01/07	7	1,375,003.91	0.15%	8.483	359	84.66	644
03/01/08	1	996,664.17	0.11%	6.750	352	79.37	643
04/01/08	1	74,682.11	0.01%	8.625	353	51.02	600
05/01/08	1	117,329.24	0.01%	8.250	354	95.00	687
06/01/08	4	927,715.40	0.10%	9.379	355	90.45	667
07/01/08	17	4,520,380.57	0.49%	8.377	356	82.06	624
08/01/08	41	10,933,614.77	1.18%	8.470	357	83.93	655
09/01/08	189	50,930,281.77	5.49%	8.144	358	83.85	656
10/01/08	2,568	579,497,432.00	62.51%	7.894	359	82.42	654
11/01/08	2	207,050.00	0.02%	7.177	360	77.80	664
01/01/09	1	49,170.69	0.01%	8.500	350	90.00	644
04/01/09	1	115,641.30	0.01%	10.125	353	100.00	602
05/01/09	1	1,430,000.00	0.15%	6.750	354	65.00	734
07/01/09	3	530,352.56	0.06%	8.381	356	86.00	636
08/01/09	18	8,321,432.29	0.90%	7.741	357	82.03	689
09/01/09	91	23,300,428.74	2.51%	7.958	358	82.28	650
10/01/09	1,053	219,616,541.87	23.69%	7.900	359	83.51	656
11/01/09	5	712,200.00	0.08%	8.452	360	84.54	625
08/01/11	3	545,037.77	0.06%	7.327	357	89.40	741
09/01/11	3	1,208,764.80	0.13%	7.409	358	80.00	660
10/01/11	83	20,611,729.14	2.22%	7.577	359	79.72	672
Total	4,097	927,027,303.10	100.00%	7.910	359	82.69	655

Group I Mortgage Loans
As of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$390,236,281	$24,973	$599,498
Average Scheduled Principal Balance	$138,284
Number of Mortgage Loans	2,822

Weighted Average Gross Coupon	8.215%	5.250%	12.400%
Weighted Average FICO Score	635	540	820
Weighted Average Original LTV	83.53%	16.17%	100.00%
Weighted Average Debt-to-Income	43.91%	20.00%	55.00%

Weighted Average Original Term	359 months	180 months	360 months
Weighted Average Stated Remaining Term	358 months	176 months	360 months
Weighted Average Seasoning	1 months	0 months	10 months

Weighted Average Gross Margin	5.646%	2.750%	6.400%
Weighted Average Minimum Interest Rate	8.136%	5.250%	12.200%
Weighted Average Maximum Interest Rate	14.136%	11.250%	18.200%
Weighted Average Initial Rate Cap	2.995%	1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	27 months	5 months	59 months

Maturity Date		Jul 1 2021	Nov 1 2036
Maximum Zip Code Concentration	0.41%	84084

ARM	76.08%
Fixed Rate	23.92%

1/29 6 MO LIBOR	0.25%
2/28 6 MO LIBOR	21.86%
2/28 6 MO LIBOR 40/30 Balloon	8.56%
2/28 6 MO LIBOR 50/30 Balloon	18.01%
2/28 6 MO LIBOR IO	4.06%
3/27 6 MO LIBOR	9.54%
3/27 6 MO LIBOR 40/30 Balloon	4.26%
3/27 6 MO LIBOR 50/30 Balloon	6.37%
3/27 6 MO LIBOR IO	2.07%
5/25 6 MO LIBOR	0.35%
5/25 6 MO LIBOR 40/30 Balloon	0.23%
5/25 6 MO LIBOR 50/30 Balloon	0.37%
5/25 6 MO LIBOR IO	0.09%
6 MO LIBOR ARM IO	0.05%
Fixed Rate	15.66%
Fixed Rate 30/15 Balloon	0.01%
Fixed Rate 30/15 Balloon IO	0.09%
Fixed Rate 40/30 Balloon	1.49%
Fixed Rate 50/30 Balloon	6.68%

I/O Term: 0 months	93.72%
I/O Term: 60 months	6.18%
I/O Term: 120 months	0.09%

Prepay Penalty: 0 months	33.06%
Prepay Penalty: 12 months	2.95%
Prepay Penalty: 24 months	34.07%
Prepay Penalty: 36 months	29.92%

First Lien	100.00%

Blended Documentation	0.09%
Full Documentation	72.97%
Limited Income Verification	0.50%
No Income Verification	14.82%
Rapid Documentation	11.15%
Stated Plus Documentation	0.48%

Cash Out Refinance	47.57%
Purchase	46.67%
Rate/Term Refinance	5.76%

2 Units	4.28%
3 Units	0.57%
4 Units	0.22%
Condo High-Rise	0.15%
Condominium	6.44%
PUD	10.19%
Single Family	78.15%

Non-owner	3.66%
Primary	95.27%
Second Home	1.08%

Top 5 States:
California	8.00%
Florida	7.73%
Illinois	7.27%
Michigan	6.36%
Ohio	5.26%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	151	6,277,359.30	1.61%	9.030	348	83.86	626
50,000.01 - 100,000.00	902	69,738,066.08	17.87%	8.484	355	83.70	633
100,000.01 - 150,000.00	834	102,878,724.48	26.36%	8.160	358	83.48	634
150,000.01 - 200,000.00	454	78,856,857.76	20.21%	8.114	358	82.90	637
200,000.01 - 250,000.00	232	51,816,807.84	13.28%	8.076	359	83.06	637
250,000.01 - 300,000.00	108	29,552,532.15	7.57%	8.123	359	83.99	636
300,000.01 - 350,000.00	67	21,623,264.28	5.54%	8.114	359	83.52	643
350,000.01 - 400,000.00	45	16,827,042.73	4.31%	8.512	359	86.53	623
400,000.01 - 450,000.00	22	9,032,161.30	2.31%	8.113	359	85.10	646
450,000.01 - 500,000.00	3	1,459,385.23	0.37%	7.479	359	87.50	640
500,000.01 - 550,000.00	3	1,574,581.81	0.40%	8.075	359	76.25	623
550,000.01 - 600,000.00	1	599,498.40	0.15%	6.900	359	69.44	685
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	1	193,278.05	0.05%	5.250	359	64.50	775
5.500 - 5.999	10	2,082,557.34	0.53%	5.823	359	68.35	740
6.000 - 6.499	31	5,128,666.94	1.31%	6.293	359	76.08	689
6.500 - 6.999	182	31,103,207.42	7.97%	6.803	357	76.73	662
7.000 - 7.499	329	50,245,707.25	12.88%	7.253	358	78.55	652
7.500 - 7.999	613	88,199,590.79	22.60%	7.754	357	80.34	642
8.000 - 8.499	513	68,437,606.55	17.54%	8.240	357	83.47	628
8.500 - 8.999	495	64,950,074.58	16.64%	8.717	357	85.13	624
9.000 - 9.499	290	35,703,238.19	9.15%	9.226	357	90.74	617
9.500 - 9.999	217	28,463,224.16	7.29%	9.700	359	92.50	617
10.000 -10.499	84	9,828,425.74	2.52%	10.210	358	95.71	611
10.500 -10.999	36	3,961,228.79	1.02%	10.710	357	96.35	597
11.000 -11.499	12	1,247,524.26	0.32%	11.178	359	100.00	600
11.500 -11.999	7	487,216.45	0.12%	11.747	359	100.00	590
12.000 -12.499	2	204,734.85	0.05%	12.288	358	100.00	592
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
525-549	51	6,528,595.35	1.67%	8.884	359	74.73	545
550-574	207	26,962,443.33	6.91%	8.888	356	77.82	563
575-599	253	32,880,998.92	8.43%	8.857	356	82.51	587
600-624	754	102,538,997.61	26.28%	8.323	358	83.54	611
625-649	655	92,249,277.97	23.64%	8.195	358	84.82	638
650-674	472	67,743,639.71	17.36%	7.899	358	84.91	661
675-699	198	29,789,927.42	7.63%	7.850	359	84.75	684
700+	232	31,542,401.05	8.08%	7.564	357	83.36	735
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	40	4,328,164.58	1.11%	7.742	353	39.86	625
50.00- 54.99	30	3,952,537.61	1.01%	7.762	337	52.59	628
55.00- 59.99	28	3,922,759.42	1.01%	8.280	350	57.61	593
60.00- 64.99	40	5,416,842.11	1.39%	7.506	351	62.65	624
65.00- 69.99	72	11,195,492.65	2.87%	7.704	359	67.65	625
70.00- 74.99	66	9,177,966.01	2.35%	8.000	350	72.57	607
75.00- 79.99	239	32,744,564.01	8.39%	7.824	357	78.30	630
80.00	1,221	163,992,547.72	42.02%	7.764	358	80.00	641
80.01- 84.99	57	9,900,660.30	2.54%	8.214	359	83.74	614
85.00- 89.99	153	25,243,034.35	6.47%	8.474	359	86.70	612
90.00- 94.99	289	43,564,938.18	11.16%	8.632	358	90.82	631
95.00- 99.99	152	23,980,178.20	6.15%	8.797	356	95.37	643
100.00	435	52,816,596.22	13.53%	9.414	358	100.00	647
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	37	2,797,556.54	0.72%	8.247	179	71.64	634
240	1	115,817.30	0.03%	8.600	239	80.00	636
360	2,784	387,322,907.52	99.25%	8.215	359	83.61	635
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	37	2,797,556.54	0.72%	8.247	179	71.64	634
181-240	1	115,817.30	0.03%	8.600	239	80.00	636
301-360	2,784	387,322,907.52	99.25%	8.215	359	83.61	635
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	10	913,961.14	0.23%	8.680	339	78.31	622
20.01 -25.00	98	10,987,190.99	2.82%	8.143	356	79.50	641
25.01 -30.00	216	22,347,854.88	5.73%	8.223	352	80.98	634
30.01 -35.00	256	31,364,888.50	8.04%	8.248	358	82.48	635
35.01 -40.00	388	50,359,649.93	12.90%	8.211	358	83.44	638
40.01 -45.00	590	84,300,491.96	21.60%	8.184	358	83.69	642
45.01 -50.00	688	100,372,075.31	25.72%	8.316	358	84.14	634
50.01 -55.00	576	89,590,168.65	22.96%	8.125	358	84.29	629
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	1,996	296,884,883.36	76.08%	8.136	359	83.83	639
Fixed Rate	826	93,351,398.00	23.92%	8.468	353	82.55	624
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1/29 6 MO LIBOR	5	968,088.48	0.25%	8.759	359	86.62	635
2/28 6 MO LIBOR	702	85,324,273.31	21.86%	8.343	359	84.85	635
2/28 6 MO LIBOR 40/30 Balloon	199	33,409,640.37	8.56%	8.295	359	84.53	631
2/28 6 MO LIBOR 50/30 Balloon	403	70,299,787.10	18.01%	8.008	359	82.47	633
2/28 6 MO LIBOR IO	83	15,825,374.77	4.06%	7.613	359	80.43	677
3/27 6 MO LIBOR	289	37,237,436.76	9.54%	8.239	359	84.70	638
3/27 6 MO LIBOR 40/30 Balloon	106	16,610,148.86	4.26%	8.275	359	85.33	640
3/27 6 MO LIBOR 50/30 Balloon	133	24,861,608.60	6.37%	7.971	359	85.21	634
3/27 6 MO LIBOR IO	48	8,094,162.50	2.07%	7.419	359	82.26	688
5/25 6 MO LIBOR	9	1,373,294.29	0.35%	7.588	359	74.78	674
5/25 6 MO LIBOR 40/30 Balloon	5	880,456.47	0.23%	6.941	359	74.96	657
5/25 6 MO LIBOR 50/30 Balloon	10	1,429,391.85	0.37%	7.608	359	69.36	639
5/25 6 MO LIBOR IO	3	357,020.00	0.09%	8.387	359	79.99	672
6 MO LIBOR ARM IO	1	214,200.00	0.05%	7.500	359	85.00	683
Fixed Rate	609	61,101,740.52	15.66%	8.397	352	83.23	633
Fixed Rate 30/15 Balloon	1	31,805.12	0.01%	8.350	179	95.00	769
Fixed Rate 30/15 Balloon IO	2	337,149.98	0.09%	9.162	177	83.82	571
Fixed Rate 40/30 Balloon	48	5,823,085.67	1.49%	8.589	359	80.85	610
Fixed Rate 50/30 Balloon	166	26,057,616.71	6.68%	8.598	359	81.33	607
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Interest Only By Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
I/O Term: 0 months	2,687	365,745,524.09	93.72%	8.259	357	83.69	632
I/O Term: 60 months	132	24,133,737.27	6.18%	7.547	359	81.08	681
I/O Term: 120 months	3	357,020.00	0.09%	8.387	359	79.99	672
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	870	128,999,916.70	33.06%	8.424	356	84.62	634
Prepay Penalty: 12 months	76	11,519,609.62	2.95%	8.515	357	83.69	639
Prepay Penalty: 24 months	936	132,964,773.56	34.07%	8.080	359	82.80	636
Prepay Penalty: 36 months	940	116,751,981.48	29.92%	8.109	357	83.13	635
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	2,822	390,236,281.36	100.00%	8.215	358	83.53	635
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Blended Documentation	2	346,976.14	0.09%	9.626	359	100.00	624
Full Documentation	2,161	284,748,286.62	72.97%	8.089	357	83.01	630
Limited Income Verification	15	1,941,099.34	0.50%	8.315	359	83.10	638
No Income Verification	419	57,834,484.48	14.82%	8.338	358	81.23	660
Rapid Documentation	214	43,500,959.68	11.15%	8.819	358	89.29	637
Stated Plus Documentation	11	1,864,475.10	0.48%	9.286	359	96.70	640
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	1,067	185,639,164.46	47.57%	8.310	357	82.40	626
Purchase	1,604	182,128,601.92	46.67%	8.134	358	84.94	644
Rate/Term Refinance	151	22,468,514.98	5.76%	8.090	357	81.34	636
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2 Units	101	16,693,727.96	4.28%	8.209	359	83.80	636
3 Units	9	2,206,642.83	0.57%	8.031	358	79.77	652
4 Units	3	872,880.81	0.22%	7.039	359	69.40	708
Condo High-Rise	4	577,552.39	0.15%	8.161	359	80.00	639
Condominium	180	25,146,790.71	6.44%	8.223	359	83.33	647
PUD	254	39,782,633.32	10.19%	7.966	357	82.52	642
Single Family	2,271	304,956,053.34	78.15%	8.252	358	83.73	633
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Non-owner	147	14,267,820.13	3.66%	8.045	354	81.94	679
Primary	2,654	371,762,231.35	95.27%	8.220	358	83.58	633
Second Home	21	4,206,229.88	1.08%	8.400	359	84.24	658
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	30	2,963,065.40	0.76%	9.279	359	90.93	616
Arizona	44	7,453,118.63	1.91%	7.842	359	83.11	648
Arkansas	12	997,171.37	0.26%	8.149	359	87.10	636
California	114	31,210,362.47	8.00%	7.523	359	75.96	646
Colorado	52	8,121,362.00	2.08%	7.769	359	84.30	634
Connecticut	25	4,394,114.81	1.13%	8.093	359	82.44	637
Delaware	1	110,270.61	0.03%	8.250	359	79.99	673
District of Columbia	1	102,790.29	0.03%	8.750	359	80.00	602
Florida	193	30,165,296.51	7.73%	8.089	358	79.63	636
Georgia	121	16,450,570.89	4.22%	8.348	357	85.17	640
Idaho	12	1,690,746.49	0.43%	8.233	359	87.07	638
Illinois	171	28,374,018.79	7.27%	8.794	358	86.38	624
Indiana	132	11,565,257.61	2.96%	8.765	357	88.67	632
Iowa	21	1,850,795.07	0.47%	9.221	359	90.65	624
Kansas	17	1,564,657.91	0.40%	8.328	359	82.16	634
Kentucky	45	4,044,819.35	1.04%	8.738	356	88.33	617
Louisiana	14	1,452,735.75	0.37%	8.423	359	88.66	642
Maine	10	1,157,123.98	0.30%	8.568	351	86.24	628
Maryland	62	12,881,911.14	3.30%	8.104	359	83.39	628
Massachusetts	60	12,826,945.82	3.29%	8.152	356	82.97	635
Michigan	201	24,812,518.67	6.36%	8.456	358	87.36	631
Minnesota	64	10,067,739.77	2.58%	7.950	359	83.02	648
Mississippi	10	910,989.82	0.23%	8.268	359	85.05	665
Missouri	52	5,981,964.32	1.53%	8.568	359	87.34	624
Montana	5	620,497.21	0.16%	7.942	359	82.58	624
Nebraska	6	774,485.28	0.20%	8.651	359	88.58	638
Nevada	27	5,203,975.93	1.33%	7.763	359	76.21	629
New Hampshire	6	1,143,180.82	0.29%	8.921	359	88.82	600
New Jersey	55	10,315,609.09	2.64%	8.349	359	83.57	638
New Mexico	13	1,833,269.48	0.47%	8.794	358	86.76	612
New York	114	15,675,620.05	4.02%	8.216	357	83.82	636
North Carolina	96	12,358,038.42	3.17%	8.245	359	86.25	639
North Dakota	5	402,278.94	0.10%	8.136	359	83.61	633
Ohio	200	20,525,132.92	5.26%	8.570	358	87.73	627
Oklahoma	12	1,047,734.58	0.27%	8.315	354	82.14	624
Oregon	61	10,245,599.50	2.63%	7.705	359	80.91	639
Pennsylvania	74	7,184,350.84	1.84%	8.515	359	86.71	635
Rhode Island	12	2,348,786.03	0.60%	8.046	358	81.70	633
South Carolina	31	3,363,165.68	0.86%	8.456	343	87.22	633
South Dakota	5	453,477.01	0.12%	9.531	346	97.27	647
Tennessee	128	11,117,553.18	2.85%	8.311	354	81.87	631
Texas	199	19,238,951.08	4.93%	8.010	349	80.69	641
Utah	109	16,264,223.94	4.17%	7.850	359	81.13	636
Vermont	1	268,180.75	0.07%	9.450	359	90.00	593
Virginia	26	4,727,815.13	1.21%	7.946	359	81.36	638
Washington	60	10,602,203.15	2.72%	7.611	359	79.92	648
West Virginia	9	951,825.20	0.24%	8.600	359	88.80	624
Wisconsin	98	11,536,654.69	2.96%	8.699	359	88.08	640
Wyoming	6	883,324.99	0.23%	7.773	359	84.23	653
Total	2,822	390,236,281.36	100.00%	8.215	358	83.53	635

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.500 - 2.999	25	4,830,616.92	1.63%	7.465	359	81.68	694
5.000 - 5.499	1,219	176,168,633.67	59.34%	7.761	359	77.75	637
5.500 - 5.999	345	57,255,925.73	19.29%	8.505	359	88.33	625
6.000 - 6.499	407	58,629,707.04	19.75%	8.959	359	97.88	652
Total	1,996	296,884,883.36	100.00%	8.136	359	83.83	639

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.000 - 5.499	1	193,278.05	0.07%	5.250	359	64.50	775
5.500 - 5.999	5	1,151,406.10	0.39%	5.772	359	63.45	743
6.000 - 6.499	26	4,400,724.17	1.48%	6.296	359	75.82	688
6.500 - 6.999	145	25,085,432.91	8.45%	6.798	359	77.62	662
7.000 - 7.499	265	42,036,047.00	14.16%	7.250	359	79.26	651
7.500 - 7.999	477	70,857,800.11	23.87%	7.750	359	80.82	642
8.000 - 8.499	362	51,329,504.09	17.29%	8.241	359	84.60	632
8.500 - 8.999	330	48,125,085.57	16.21%	8.716	359	86.21	630
9.000 - 9.499	187	25,635,740.33	8.63%	9.232	359	92.47	623
9.500 - 9.999	145	21,405,201.07	7.21%	9.691	359	92.37	620
10.000 -10.499	42	5,441,765.13	1.83%	10.195	359	94.41	616
10.500 -10.999	4	612,223.54	0.21%	10.609	359	80.45	577
11.000 -11.499	4	406,023.58	0.14%	11.248	358	100.00	627
11.500 -11.999	2	89,814.91	0.03%	11.603	357	100.00	594
12.000 -12.499	1	114,836.80	0.04%	12.200	358	100.00	588
Total	1,996	296,884,883.36	100.00%	8.136	359	83.83	639

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.000 -11.499	1	193,278.05	0.07%	5.250	359	64.50	775
11.500 -11.999	5	1,151,406.10	0.39%	5.772	359	63.45	743
12.000 -12.499	26	4,400,724.17	1.48%	6.296	359	75.82	688
12.500 -12.999	145	25,085,432.91	8.45%	6.798	359	77.62	662
13.000 -13.499	265	42,036,047.00	14.16%	7.250	359	79.26	651
13.500 -13.999	477	70,857,800.11	23.87%	7.750	359	80.82	642
14.000 -14.499	362	51,329,504.09	17.29%	8.241	359	84.60	632
14.500 -14.999	330	48,125,085.57	16.21%	8.716	359	86.21	630
15.000 -15.499	187	25,635,740.33	8.63%	9.232	359	92.47	623
15.500 -15.999	145	21,405,201.07	7.21%	9.691	359	92.37	620
16.000 -16.499	42	5,441,765.13	1.83%	10.195	359	94.41	616
16.500 -16.999	4	612,223.54	0.21%	10.609	359	80.45	577
17.000 -17.499	4	406,023.58	0.14%	11.248	358	100.00	627
17.500 -17.999	2	89,814.91	0.03%	11.603	357	100.00	594
18.000 -18.499	1	114,836.80	0.04%	12.200	358	100.00	588
Total	1,996	296,884,883.36	100.00%	8.136	359	83.83	639

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	1	214,200.00	0.07%	7.500	359	85.00	683
2.000	5	968,088.48	0.33%	8.759	359	86.62	635
3.000	1,990	295,702,594.88	99.60%	8.134	359	83.82	639
Total	1,996	296,884,883.36	100.00%	8.136	359	83.83	639

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	1,996	296,884,883.36	100.00%	8.136	359	83.83	639
Total	1,996	296,884,883.36	100.00%	8.136	359	83.83	639

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
04/01/07	1	214,200.00	0.07%	7.500	359	85.00	683
10/01/07	5	968,088.48	0.33%	8.759	359	86.62	635
04/01/08	1	74,682.11	0.03%	8.625	353	51.02	600
05/01/08	1	117,329.24	0.04%	8.250	354	95.00	687
06/01/08	3	729,452.17	0.25%	9.075	355	87.86	687
07/01/08	10	1,416,735.87	0.48%	8.220	356	79.70	624
08/01/08	29	4,156,372.10	1.40%	9.037	357	87.66	618
09/01/08	82	11,288,284.53	3.80%	8.352	358	82.96	632
10/01/08	1,259	186,869,169.53	62.94%	8.130	359	83.62	638
11/01/08	2	207,050.00	0.07%	7.177	360	77.80	664
01/01/09	1	49,170.69	0.02%	8.500	350	90.00	644
04/01/09	1	115,641.30	0.04%	10.125	353	100.00	602
07/01/09	3	530,352.56	0.18%	8.381	356	86.00	636
08/01/09	8	1,835,987.12	0.62%	7.868	357	84.28	687
09/01/09	37	5,580,158.21	1.88%	8.347	358	87.54	643
10/01/09	522	78,095,046.84	26.30%	8.071	359	84.51	641
11/01/09	4	597,000.00	0.20%	8.540	360	85.41	614
08/01/11	1	201,086.48	0.07%	6.850	357	80.00	752
09/01/11	1	89,176.55	0.03%	7.900	358	80.00	624
10/01/11	25	3,749,899.58	1.26%	7.552	359	72.85	654
Total	1,996	296,884,883.36	100.00%	8.136	359	83.83	639

Group II Mortgage Loans
As of the Statistical Cut-off Date

		Minimum	Maximum
Scheduled Principal Balance	$813,719,304	$24,981	$1,987,500
Average Scheduled Principal Balance	$252,160
Number of Mortgage Loans	3,227

Weighted Average Gross Coupon	8.009%	5.750%	12.300%
Weighted Average FICO Score	655	540	814
Weighted Average Original LTV	83.32%	12.51%	103.00%
Weighted Average Debt-to-Income	42.75%	3.00%	55.00%

Weighted Average Original Term	359 months	180 months	360 months
Weighted Average Stated Remaining Term	358 months	178 months	360 months
Weighted Average Seasoning	1 months	0 months	8 months

Weighted Average Gross Margin	5.428%	2.750%	6.400%
Weighted Average Minimum Interest Rate	7.804%	5.750%	10.900%
Weighted Average Maximum Interest Rate	13.804%	11.750%	16.900%
Weighted Average Initial Rate Cap	2.997%	1.000%	3.000%
Weighted Average Subsequent Rate Cap	1.000%	1.000%	1.000%
Weighted Average Months to Roll	27 months	5 months	59 months

Maturity Date		Sep 1 2021	Nov 1 2036
Maximum Zip Code Concentration	0.38%	92336

ARM	77.44%
Fixed Rate	22.56%

1/29 6 MO LIBOR	0.05%
2/28 6 MO LIBOR	9.16%
2/28 6 MO LIBOR 40/30 Balloon	4.82%
2/28 6 MO LIBOR 50/30 Balloon	21.05%
2/28 6 MO LIBOR IO	19.45%
3/27 6 MO LIBOR	4.53%
3/27 6 MO LIBOR 40/30 Balloon	2.47%
3/27 6 MO LIBOR 50/30 Balloon	5.65%
3/27 6 MO LIBOR IO	7.90%
5/25 6 MO LIBOR	0.47%
5/25 6 MO LIBOR 40/30 Balloon	0.09%
5/25 6 MO LIBOR 50/30 Balloon	0.49%
5/25 6 MO LIBOR IO	1.20%
6 MO LIBOR ARM IO	0.10%
Fixed Rate	11.53%
Fixed Rate 30/15 Balloon	0.04%
Fixed Rate 30/15 Balloon IO	0.13%
Fixed Rate 40/30 Balloon	1.39%
Fixed Rate 50/30 Balloon	5.34%
Fixed Rate IO	4.14%

I/O Term: 0 months	67.22%
I/O Term: 60 months	31.59%
I/O Term: 120 months	1.20%

Prepay Penalty: 0 months	30.93%
Prepay Penalty: 12 months	5.93%
Prepay Penalty: 24 months	37.50%
Prepay Penalty: 36 months	25.64%

First Lien	100.00%

Blended Documentation	0.30%
Full Documentation	61.39%
Limited Income Verification	0.65%
No Income Verification	31.87%
Rapid Documentation	4.22%
Stated Plus Documentation	1.58%

Cash Out Refinance	17.21%
Purchase	81.24%
Rate/Term Refinance	1.55%

2 Units	4.01%
3 Units	0.63%
4 Units	0.23%
Condo High-Rise	0.87%
Condominium	4.97%
PUD	24.05%
Single Family	65.23%

Non-owner	1.72%
Primary	97.93%
Second Home	0.35%

Top 5 States:
California	30.29%
Florida	11.14%
New York	6.10%
Illinois	5.14%
Texas	4.81%

Current Principal Balance	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 - 50,000.00	91	3,708,230.27	0.46%	9.553	349	90.49	625
50,000.01 - 100,000.00	472	36,130,487.80	4.44%	9.014	357	90.36	629
100,000.01 - 150,000.00	622	78,213,231.74	9.61%	8.307	358	85.32	636
150,000.01 - 200,000.00	490	85,846,328.59	10.55%	8.192	357	84.43	639
200,000.01 - 250,000.00	380	85,045,591.05	10.45%	8.003	358	83.71	648
250,000.01 - 300,000.00	302	82,903,249.06	10.19%	7.933	357	82.69	654
300,000.01 - 350,000.00	185	59,874,457.38	7.36%	7.855	356	83.29	657
350,000.01 - 400,000.00	142	53,266,462.93	6.55%	7.781	359	82.30	663
400,000.01 - 450,000.00	121	51,588,011.65	6.34%	7.933	356	83.55	658
450,000.01 - 500,000.00	97	46,128,429.70	5.67%	7.810	357	82.33	660
500,000.01 - 550,000.00	87	45,637,523.01	5.61%	7.905	359	83.95	664
550,000.01 - 600,000.00	55	31,590,847.63	3.88%	7.731	359	81.76	668
600,000.01 - 650,000.00	37	23,278,913.16	2.86%	7.934	359	83.38	669
650,000.01 - 700,000.00	27	18,317,350.23	2.25%	8.049	359	81.00	645
700,000.01 - 750,000.00	22	15,930,464.67	1.96%	8.303	359	85.60	694
750,000.01 - 800,000.00	13	10,205,587.66	1.25%	8.028	359	79.41	672
800,000.01 - 850,000.00	11	9,213,651.01	1.13%	7.462	359	80.01	662
850,000.01 - 900,000.00	15	13,142,485.63	1.62%	7.896	359	79.01	645
900,000.01 - 950,000.00	11	10,126,538.79	1.24%	7.566	359	80.00	696
950,000.01 - 1,000,000.00	14	13,685,151.75	1.68%	7.663	358	78.84	664
1,000,000.01+	33	39,886,310.03	4.90%	7.652	358	78.98	700
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Current Gross Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.500 - 5.999	8	3,249,894.65	0.40%	5.939	359	70.33	719
6.000 - 6.499	46	15,712,813.90	1.93%	6.268	359	76.17	708
6.500 - 6.999	282	94,108,238.96	11.57%	6.809	359	79.20	681
7.000 - 7.499	488	140,629,401.29	17.28%	7.255	359	80.03	667
7.500 - 7.999	786	221,697,630.72	27.24%	7.728	357	80.56	658
8.000 - 8.499	449	115,235,029.34	14.16%	8.222	357	81.85	656
8.500 - 8.999	452	100,641,070.23	12.37%	8.712	358	86.59	643
9.000 - 9.499	246	46,983,936.27	5.77%	9.221	356	92.20	622
9.500 - 9.999	236	40,690,774.98	5.00%	9.719	358	95.80	628
10.000 -10.499	81	12,685,874.34	1.56%	10.229	357	98.19	620
10.500 -10.999	85	14,358,795.40	1.76%	10.716	351	98.52	601
11.000 -11.499	31	4,122,481.46	0.51%	11.178	357	100.00	599
11.500 -11.999	32	3,073,644.34	0.38%	11.658	359	99.92	590
12.000 -12.499	5	529,717.86	0.07%	12.151	359	100.00	584
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

FICO	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
525-549	50	10,265,980.64	1.26%	8.972	349	77.61	545
550-574	136	24,909,601.70	3.06%	8.829	344	81.38	564
575-599	265	41,996,776.88	5.16%	9.703	352	90.76	589
600-624	689	141,891,889.95	17.44%	8.252	358	84.65	613
625-649	671	173,278,256.26	21.29%	8.058	358	83.80	639
650-674	677	173,454,273.95	21.32%	7.751	358	82.85	662
675-699	351	109,794,240.20	13.49%	7.690	358	82.24	685
700+	388	138,128,284.16	16.97%	7.541	359	81.33	734
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Original LTV	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01- 49.99	13	2,059,775.34	0.25%	7.108	343	44.05	658
50.00- 54.99	4	446,466.27	0.05%	8.110	348	52.41	620
55.00- 59.99	5	1,496,144.36	0.18%	8.382	302	57.97	615
60.00- 64.99	18	7,552,752.58	0.93%	7.285	354	62.71	629
65.00- 69.99	20	8,412,081.62	1.03%	7.451	358	67.05	656
70.00- 74.99	26	8,650,741.47	1.06%	8.008	351	72.50	631
75.00- 79.99	273	66,283,779.99	8.15%	7.574	357	78.77	655
80.00	1,720	503,097,107.31	61.83%	7.614	358	80.00	665
80.01- 84.99	56	11,776,659.41	1.45%	8.400	353	83.52	610
85.00- 89.99	137	28,417,399.69	3.49%	8.510	357	86.54	618
90.00- 94.99	232	45,932,196.81	5.64%	8.807	357	90.83	631
95.00- 99.99	139	28,613,713.87	3.52%	8.819	357	96.00	646
100.00	571	98,352,380.03	12.09%	9.626	357	100.00	642
100.01+	13	2,628,104.99	0.32%	8.519	358	102.89	666
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
180	32	5,571,207.96	0.68%	8.609	179	81.83	590
240	1	123,100.86	0.02%	8.400	239	89.35	667
360	3,194	808,024,994.92	99.30%	8.005	359	83.33	656
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Stated Remaining Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
121-180	32	5,571,207.96	0.68%	8.609	179	81.83	590
181-240	1	123,100.86	0.02%	8.400	239	89.35	667
301-360	3,194	808,024,994.92	99.30%	8.005	359	83.33	656
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Debt Ratio	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
0.01 -20.00	167	32,388,763.80	3.98%	7.838	357	80.16	648
20.01 -25.00	87	19,914,818.61	2.45%	7.927	355	80.11	650
25.01 -30.00	162	30,808,417.37	3.79%	8.116	358	83.91	656
30.01 -35.00	266	64,169,018.76	7.89%	7.979	358	83.08	655
35.01 -40.00	444	106,239,268.13	13.06%	8.009	357	83.02	656
40.01 -45.00	642	170,950,121.59	21.01%	8.031	358	83.57	661
45.01 -50.00	940	267,647,356.11	32.89%	8.109	357	83.93	658
50.01 -55.00	519	121,601,539.37	14.94%	7.805	358	83.25	644
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

FRM/ARM	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
ARM	2,101	630,142,419.74	77.44%	7.804	359	82.15	663
Fixed Rate	1,126	183,576,884.00	22.56%	8.713	353	87.36	630
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Product	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1/29 6 MO LIBOR	2	406,915.43	0.05%	7.829	359	80.00	665
2/28 6 MO LIBOR	354	74,547,022.36	9.16%	8.055	359	84.00	657
2/28 6 MO LIBOR 40/30 Balloon	136	39,213,262.50	4.82%	7.979	359	82.82	646
2/28 6 MO LIBOR 50/30 Balloon	517	171,317,562.68	21.05%	7.789	359	81.73	649
2/28 6 MO LIBOR IO	430	158,268,226.94	19.45%	7.696	359	81.30	681
3/27 6 MO LIBOR	167	36,859,379.42	4.53%	8.031	359	84.50	656
3/27 6 MO LIBOR 40/30 Balloon	71	20,107,966.92	2.47%	7.925	359	81.94	644
3/27 6 MO LIBOR 50/30 Balloon	148	45,995,471.79	5.65%	7.840	359	83.39	651
3/27 6 MO LIBOR IO	211	64,309,592.60	7.90%	7.592	359	80.88	686
5/25 6 MO LIBOR	21	3,842,070.57	0.47%	7.715	359	84.43	658
5/25 6 MO LIBOR 40/30 Balloon	3	729,632.01	0.09%	7.173	359	78.40	645
5/25 6 MO LIBOR 50/30 Balloon	11	4,022,984.52	0.49%	7.525	359	82.98	690
5/25 6 MO LIBOR IO	27	9,730,682.00	1.20%	7.561	359	79.82	681
6 MO LIBOR ARM IO	3	791,650.00	0.10%	7.203	359	79.45	658
Fixed Rate	698	93,838,528.83	11.53%	8.635	356	88.23	641
Fixed Rate 30/15 Balloon	4	291,836.33	0.04%	9.058	179	86.03	602
Fixed Rate 30/15 Balloon IO	3	1,060,250.00	0.13%	9.688	179	91.79	591
Fixed Rate 40/30 Balloon	48	11,270,586.55	1.39%	8.645	359	90.43	649
Fixed Rate 50/30 Balloon	204	43,442,824.46	5.34%	8.953	359	88.36	630
Fixed Rate IO	169	33,672,857.83	4.14%	8.612	344	82.47	594
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Interest Only By Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
I/O Term: 0 months	2,387	546,946,294.37	67.22%	8.121	358	84.32	648
I/O Term: 60 months	813	257,042,327.37	31.59%	7.788	357	81.34	671
I/O Term: 120 months	27	9,730,682.00	1.20%	7.561	359	79.82	681
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Prepayment Penalty Original Term (months)	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Prepay Penalty: 0 months	913	251,656,836.13	30.93%	8.238	358	84.06	659
Prepay Penalty: 12 months	154	48,273,692.64	5.93%	8.249	358	83.63	666
Prepay Penalty: 24 months	1,048	305,117,791.31	37.50%	7.691	359	81.62	659
Prepay Penalty: 36 months	1,112	208,670,983.66	25.64%	8.144	356	84.86	644
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Lien	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
First Lien	3,227	813,719,303.74	100.00%	8.009	358	83.32	655
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Documentation Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Blended Documentation	9	2,420,448.15	0.30%	8.454	359	94.23	665
Full Documentation	2,166	499,515,975.82	61.39%	7.915	357	83.25	644
Limited Income Verification	19	5,280,767.28	0.65%	7.503	359	81.21	673
No Income Verification	899	259,310,967.52	31.87%	8.018	359	81.90	680
Rapid Documentation	103	34,315,888.32	4.22%	8.805	358	89.26	632
Stated Plus Documentation	31	12,875,256.65	1.58%	9.473	359	98.14	647
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Loan Purpose	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Cash Out Refinance	497	140,033,618.99	17.21%	8.287	354	83.30	635
Purchase	2,677	661,036,979.56	81.24%	7.951	358	83.35	660
Rate/Term Refinance	53	12,648,705.19	1.55%	7.946	358	82.47	636
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Property Type	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2 Units	107	32,613,038.66	4.01%	7.913	356	82.98	671
3 Units	9	5,109,175.71	0.63%	7.257	359	81.08	710
4 Units	8	1,877,152.71	0.23%	7.571	359	78.73	673
Condo High-Rise	21	7,096,495.03	0.87%	8.072	356	81.88	663
Condominium	176	40,475,868.10	4.97%	7.922	357	82.20	663
PUD	693	195,725,340.42	24.05%	7.844	358	81.89	655
Single Family	2,213	530,822,233.11	65.23%	8.090	357	84.02	653
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Occupancy Status	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Non-owner	84	14,000,912.57	1.72%	8.172	357	82.59	692
Primary	3,135	796,877,161.81	97.93%	8.005	358	83.33	655
Second Home	8	2,841,229.36	0.35%	8.332	359	84.82	668
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

State	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
Alabama	34	4,653,504.36	0.57%	8.805	357	90.58	638
Arizona	68	19,773,361.62	2.43%	7.798	355	80.16	650
Arkansas	13	1,430,547.73	0.18%	8.592	359	90.69	657
California	557	246,451,589.97	30.29%	7.621	357	81.04	668
Colorado	42	9,948,164.22	1.22%	7.855	359	81.97	650
Connecticut	11	2,258,450.72	0.28%	7.551	359	82.95	652
Delaware	1	174,215.45	0.02%	9.250	359	85.00	546
District of Columbia	2	631,964.08	0.08%	7.847	357	80.00	662
Florida	336	90,677,430.95	11.14%	8.000	358	82.59	662
Georgia	149	29,790,754.87	3.66%	8.182	358	83.84	639
Idaho	8	1,437,126.55	0.18%	8.029	359	87.71	660
Illinois	141	41,808,824.99	5.14%	8.632	358	85.42	657
Indiana	98	10,124,027.91	1.24%	9.086	358	92.47	624
Iowa	17	1,439,071.04	0.18%	9.549	359	94.30	612
Kansas	11	1,295,129.46	0.16%	9.174	359	87.75	640
Kentucky	33	3,670,544.07	0.45%	9.172	359	91.82	621
Louisiana	8	1,141,704.32	0.14%	8.087	359	84.77	646
Maine	7	827,554.71	0.10%	8.107	359	87.87	641
Maryland	73	23,761,814.39	2.92%	8.031	359	83.25	646
Massachusetts	55	18,192,880.68	2.24%	8.000	354	81.16	642
Michigan	103	16,846,314.98	2.07%	8.617	359	87.80	639
Minnesota	40	9,713,088.61	1.19%	7.881	359	82.32	652
Mississippi	10	1,139,847.33	0.14%	9.157	359	92.98	629
Missouri	53	8,981,563.47	1.10%	8.834	359	85.16	616
Montana	2	281,978.81	0.03%	8.074	359	80.00	676
Nebraska	6	566,034.60	0.07%	9.660	358	89.04	642
Nevada	55	17,512,795.53	2.15%	7.888	359	80.70	655
New Hampshire	3	747,473.84	0.09%	7.824	359	83.75	609
New Jersey	50	17,434,900.40	2.14%	8.189	354	87.21	665
New Mexico	9	1,700,805.40	0.21%	8.215	359	81.43	639
New York	175	49,643,677.76	6.10%	8.004	359	83.89	670
North Carolina	81	14,317,346.91	1.76%	8.325	358	86.29	652
North Dakota	4	435,943.92	0.05%	8.105	359	84.27	631
Ohio	140	17,702,394.68	2.18%	8.872	354	90.11	627
Oklahoma	15	1,482,342.99	0.18%	8.913	359	88.77	636
Oregon	56	14,405,431.10	1.77%	7.767	355	80.84	663
Pennsylvania	68	9,743,905.92	1.20%	8.642	358	90.47	637
Rhode Island	16	4,218,882.18	0.52%	8.169	359	83.45	641
South Carolina	38	6,133,276.73	0.75%	8.473	352	87.03	621
South Dakota	1	207,795.33	0.03%	8.550	359	80.00	600
Tennessee	116	14,507,369.90	1.78%	8.279	354	85.14	633
Texas	277	39,150,985.22	4.81%	8.038	359	84.68	647
Utah	79	19,911,164.04	2.45%	7.824	359	82.30	648
Vermont	1	178,174.43	0.02%	8.950	359	103.00	643
Virginia	38	9,650,253.36	1.19%	8.026	359	83.00	638
Washington	67	17,905,565.43	2.20%	7.761	358	82.39	648
West Virginia	5	589,074.42	0.07%	7.845	359	84.28	669
Wisconsin	53	8,921,623.23	1.10%	8.422	356	86.95	642
Wyoming	2	200,631.13	0.02%	8.198	312	77.99	625
Total	3,227	813,719,303.74	100.00%	8.009	358	83.32	655

Gross Margin	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
2.500 - 2.999	52	25,715,332.16	4.08%	7.463	359	80.99	698
4.500 - 4.999	1	375,000.00	0.06%	6.800	359	67.08	638
5.000 - 5.499	1,675	498,365,929.57	79.09%	7.609	359	79.56	663
5.500 - 5.999	127	38,668,294.83	6.14%	8.479	359	88.05	637
6.000 - 6.499	246	67,017,863.18	10.64%	8.999	359	98.53	661
Total	2,101	630,142,419.74	100.00%	7.804	359	82.15	663

Minimum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
5.500 - 5.999	6	2,028,455.22	0.32%	5.907	359	76.00	728
6.000 - 6.499	36	11,813,276.82	1.87%	6.285	359	76.79	700
6.500 - 6.999	245	83,846,004.95	13.31%	6.806	359	79.10	681
7.000 - 7.499	416	125,812,735.76	19.97%	7.255	359	80.07	666
7.500 - 7.999	639	192,339,100.05	30.52%	7.725	359	80.60	660
8.000 - 8.499	321	94,950,194.35	15.07%	8.222	359	81.75	662
8.500 - 8.999	263	71,330,162.35	11.32%	8.699	359	86.62	651
9.000 - 9.499	84	21,788,498.56	3.46%	9.214	359	93.22	645
9.500 - 9.999	66	18,104,202.20	2.87%	9.703	359	96.05	648
10.000 -10.499	16	4,890,975.22	0.78%	10.217	358	96.79	632
10.500 -10.999	9	3,238,814.26	0.51%	10.697	359	96.22	616
Total	2,101	630,142,419.74	100.00%	7.804	359	82.15	663

Maximum Interest Rate	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
11.500 -11.999	6	2,028,455.22	0.32%	5.907	359	76.00	728
12.000 -12.499	36	11,813,276.82	1.87%	6.285	359	76.79	700
12.500 -12.999	245	83,846,004.95	13.31%	6.806	359	79.10	681
13.000 -13.499	416	125,812,735.76	19.97%	7.255	359	80.07	666
13.500 -13.999	639	192,339,100.05	30.52%	7.725	359	80.60	660
14.000 -14.499	321	94,950,194.35	15.07%	8.222	359	81.75	662
14.500 -14.999	263	71,330,162.35	11.32%	8.699	359	86.62	651
15.000 -15.499	84	21,788,498.56	3.46%	9.214	359	93.22	645
15.500 -15.999	66	18,104,202.20	2.87%	9.703	359	96.05	648
16.000 -16.499	16	4,890,975.22	0.78%	10.217	358	96.79	632
16.500 -16.999	9	3,238,814.26	0.51%	10.697	359	96.22	616
Total	2,101	630,142,419.74	100.00%	7.804	359	82.15	663

Initial Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	3	791,650.00	0.13%	7.203	359	79.45	658
2.000	2	406,915.43	0.06%	7.829	359	80.00	665
3.000	2,096	628,943,854.31	99.81%	7.805	359	82.15	663
Total	2,101	630,142,419.74	100.00%	7.804	359	82.15	663

Subsequent Periodic Rate Cap	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
1.000	2,101	630,142,419.74	100.00%	7.804	359	82.15	663
Total	2,101	630,142,419.74	100.00%	7.804	359	82.15	663

Next Rate Change Date	# of Loans	Current Principal Balance	Pct by Curr Prin Bal	Weighted Average Gross Coupon	Weighted Average Stated Remaining Term	Weighted Average Combined Orig LTV	Weighted Average FICO
04/01/07	3	791,650.00	0.13%	7.203	359	79.45	658
10/01/07	2	406,915.43	0.06%	7.829	359	80.00	665
03/01/08	1	996,664.17	0.16%	6.750	352	79.37	643
06/01/08	1	198,263.23	0.03%	10.500	355	99.99	590
07/01/08	7	3,103,644.70	0.49%	8.449	356	83.13	624
08/01/08	12	6,777,242.67	1.08%	8.122	357	81.64	678
09/01/08	107	39,641,997.24	6.29%	8.085	358	84.10	663
10/01/08	1,309	392,628,262.47	62.31%	7.781	359	81.85	662
05/01/09	1	1,430,000.00	0.23%	6.750	354	65.00	734
08/01/09	10	6,485,445.17	1.03%	7.705	357	81.39	690
09/01/09	54	17,720,270.53	2.81%	7.835	358	80.62	652
10/01/09	531	141,521,495.03	22.46%	7.806	359	82.96	665
11/01/09	1	115,200.00	0.02%	8.000	360	80.00	679
08/01/11	2	343,951.29	0.05%	7.605	357	94.89	735
09/01/11	2	1,119,588.25	0.18%	7.370	358	80.00	663
10/01/11	58	16,861,829.56	2.68%	7.582	359	81.25	677
Total	2,101	630,142,419.74	100.00%	7.804	359	82.15	663

EXHIBIT B

A legend in substantially the following form must appear on each Free Writing Prospectus:

The issuer has filed a registration statement (including a base prospectus) with the SEC for the offering to which this free writing prospectus relates. Before you invest in this offering, you should read the base prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at http://www.sec.gov. Alternatively, RBS Greenwich Capital will arrange to send you the base prospectus at no charge if you request it by calling 1-866-884-2071 or emailing offeringmaterials@rbsgc.com.

This free writing prospectus is being delivered to you solely to provide you with information about the offering and to solicit an offer to purchase the offered securities. Any such offer to purchase made by you will not be accepted and will not constitute a contractual commitment by you to purchase any of the securities until we have accepted your offer to purchase such securities. Any such commitment shall be subject to the conditions specified below.

This free writing prospectus is not required to contain all of the information that is required to be included in the base prospectus and the prospectus supplement. The information in this free writing prospectus is preliminary and is subject to completion or change. The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase the offered securities, supercedes any prior version of this free writing prospectus and any information contained in any prior similar free writing prospectus relating to these securities. If a preliminary prospectus is conveyed to you prior to your commitment to purchase, that document supersedes all other information provided to you concerning the offered securities.

This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

The securities referred to in this free writing prospectus are being offered when, as and if issued. The issuer is not obligated to issue any such securities or any similar securities, and all or a portion of the securities may not be issued that have the characteristics described herein. The Underwriter’s obligation to deliver such securities is subject to the terms and conditions of the underwriting agreement with the issuer and the availability of the securities having the characteristics described herein. If, for any reason, the issuer does not deliver such securities, the underwriter will notify you, and neither the issuer nor any underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

For asset-backed and mortgage-backed securities: Certain of the information contained herein may be based on numerous assumptions (including preliminary assumptions about the pool assets and structure), which may not be specifically identified as assumptions in the information. Any such information or assumptions are subject to change. The information in this free writing prospectus may reflect assumptions specifically requested by you. If so, prior to the time of your commitment to purchase, you should request updated information based on any assumptions specifically required by you.

Any legends, disclaimers or other notices that may appear below or on any electronic communication to which this free writing prospectus is attached which state that (1) these materials do not constitute an offer (or a solicitation of an offer), (2) no representation is made as to the accuracy or completeness of these materials and that these materials may not be updated or (3) these materials may be confidential are not applicable to this communication and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of this communication having been sent via Bloomberg or another system.

EXHIBIT C

METHOD OF DISTRIBUTION

Subject to the terms and conditions set forth in the underwriting agreement, dated November 2, 2006 (the “Underwriting Agreement”), between the Underwriter and the Depositor, the Depositor has agreed to sell to the Underwriter, and the Underwriter has agreed to purchase from the Depositor, the Offered Certificates.

Distribution of the Offered Certificates will be made from time to time in negotiated transactions or otherwise at varying prices to be determined at the time of sale. Proceeds to the Depositor from the sale of the Offered Certificates, before deducting expenses payable by the Depositor and underwriting fees, will be approximately $1,179,808,275. The Underwriter’s commission will be any positive difference between the price they pay to the Depositor for the Offered Certificates and the amount they receive from the sale of the Offered Certificates to the public. In connection with the purchase and sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting discounts.

The Depositor has been advised by the Underwriter that it proposes initially to offer the Offered Certificates of each class to the public in Europe and the United States.

Until the distribution of the Offered Certificates is completed, rules of the SEC may limit the ability of the Underwriter and certain selling group members to bid for and purchase the Offered Certificates. As an exception to these rules, the Underwriter is permitted to engage in certain transactions that stabilize the price of the Offered Certificates. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the Offered Certificates.

LEGAL MATTERS

Certain legal matters with respect to the Offered Certificates will be passed upon for the Depositor and the Underwriter by Thacher Proffitt & Wood llp, New York, New York.

RATINGS

It is a condition of the issuance of the Certificates that the Offered Certificates receive the following ratings at least as high as the following ratings from Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”):

Class	Moody’s	S&P
I-A1	Aaa	AAA
II-A1	Aaa	AAA
II-A2	Aaa	AAA
II-A3	Aaa	AAA
II-A4	Aaa	AAA
M-1	Aa1	AA+
M-2	Aa2	AA
M-3	Aa3	AA
M-4	A1	AA-
M-5	A2	A+
M-6	A3	A
M-7	Baa1	BBB+
M-8	Baa2	BBB+
M-9	Baa3	BBB-